As filed with the Securities and Exchange Commission on April 28, 2020

Registration Nos.	002-98410
811-04328

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [   ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 48	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [   ]

Amendment No. 44	[X]

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
SEPARATE ACCOUNT B
(Exact Name of Registrant)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Matthew Berman
Foresters Life Insurance and Annuity Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:

Scott Richardson, Esq.
Foresters Financial
40 Wall Street
New York, NY 10005

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	On May 1, 2020 pursuant to paragraph (b) of Rule 485

[_]	60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered: An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance Separate Account B under variable life insurance policies.

The Insured Series Policy

A Level Premium Variable Life Insurance Policy

Offered By Foresters Life Insurance and Annuity Company Through First Investors Life Level Premium Variable Life Insurance Separate Account B 40 Wall Street, New York, New York 10005 / (800) 832-7783

This prospectus describes an individual Level Premium Variable Life Insurance Policy (the "Policy") formerly offered by Foresters Life Insurance and Annuity Company ("FLIAC," "We," "Us" or "Our") through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”). We call the Policy Our "Insured Series Policy" or "ISP." New Policies are not currently being offered for sale. Existing Contractowners (“You”) may continue to make additional payments under their respective Policy.

Please read this prospectus and keep it for future reference. It contains important information that You should know. The premiums under this Policy are invested in Subaccounts of Separate Account B that invest in a corresponding series of the Delaware VIP® Trust (“Funds” or “VIP Series”). This prospectus is valid only when attached to the current prospectus for the VIP Series.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FLIAC does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by FLIAC.

The date of this prospectus is May 1, 2020.

CONTENTS

SUMMARY OF BENEFITS AND RISKS OF THE POLICY	3
Policy Benefits	3
Policy Risks	4
Risks of the VIP Series	6
FEE TABLES	7
DESCRIPTION OF THE POLICY	11
Who We Are and How to Contact Us	11
VIP Series	12
How The Policy Works	14
Policy Application Process	14
Premiums	15
Allocation of Net Premiums to Investment Options	16
The Death Benefit	19
Cash Value	20
Settlement Options	24
Optional Insurance Riders	24
Other Provisions	25
Charges and Expenses	29
Periodic Charges Deducted from the Subaccount Value	30
FEDERAL TAX INFORMATION	33
Policy Proceeds	33
Surrenders and Loans	33
OTHER INFORMATION	37
Voting Rights	37
Reports	38
Financial Statements	38

SUMMARY OF BENEFITS AND RISKS OF THE POLICY

This summary outlines the important benefits and risks associated with the Policy. More detailed information about the Policy follows the summary.

POLICY BENEFITS

Under the Policy, You pay a fixed premium amount each year for 12 years. The premium amount is based upon the guaranteed minimum death benefit, the Insured’s underwriting classification, premium payment frequency, and other factors. We guarantee that You will not pay premiums beyond 12 years and that Your premium payment will not increase. If You change Your premium payment schedule after Your Policy has been issued, the premium amount will be adjusted to correspond with Your new schedule.

The net amount of each premium remaining after deduction of the costs of insurance and other Policy charges is invested in one or more Subaccounts which, in turn, invest in corresponding Funds of the VIP Series.

Permanent Insurance Protection

The Policy is designed to provide You with permanent insurance protection. You pay Your premiums for 12 years. After that, the Policy remains in force for the life of the Insured unless You choose to surrender Your Policy, or You borrow against it to an extent that causes it to lapse.

Upon the death of the Insured, the Policy’s death benefit will be paid to the named beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed minimum death benefit (usually known as “face amount”) based upon the investment experience of the Subaccounts You select. However, the death benefit is guaranteed never to be less than the Policy’s guaranteed minimum death benefit (reduced by any outstanding Policy loans, accrued interest, partial surrenders and unpaid premiums). The death benefit may also be increased by purchasing an optional rider for an additional premium amount.

Tax Benefits

Under current tax law,

■   any growth in the Policy’s cash value is not subject to federal income tax until You withdraw it from the Policy;

■   the death benefit paid to the named beneficiary is generally free of federal income tax;

■   reallocations among Subaccounts are not taxable events for purposes of federal income tax; and

■   Policy loans are generally not taxable.

Investment Options

You may allocate Your net premiums among any of the twelve (12) Subaccounts We offer under the Policy as long as each allocation is at least 10% of the premium. Each Subaccount invests in an underlying Fund that is professionally managed and has different investment objectives, policies and risks. Your cash value (see “Cash Value”) and variable insurance amount (see “The Variable Insurance Amount”) will fluctuate based on the performance of the Funds You select.

Twice each Policy year, You may change Your Subaccount allocations. If You do so, both Your existing cash value and Your future premium payments will be allocated according to the new percentages, unless You direct Us otherwise.

Policy Loans

You may borrow up to 75% of the cash value during the first three Policy years and up to 90% of the cash value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

Surrenders

You may surrender the Policy at any time while the Insured is living. A surrender is a taxable event. The amount payable will be the cash value less any outstanding loan balance, including any accrued loan interest (“Surrender Value”). You may surrender a portion of the Policy’s cash value on any Policy anniversary provided You meet Our requirements. Partial surrenders are not permitted if You have an outstanding Policy loan. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.

Optional Insurance Riders

Subject to availability in Your state, We offer at issue several optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider at any time and Your premium will be adjusted accordingly.

The optional riders include:

■   Accidental Death Benefit

■   12-year Level Term

■   Waiver of premium

POLICY RISKS

Need for Insurance

Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.

Need for a Long-Term Commitment

You will generally lose money if You fail to make all premium payments required during the 12-year period. The Policy, therefore, involves a long-term commitment on Your part, and You should have the intention and financial ability to make all the required premium payments. It should not be used as a short-term savings vehicle. It is not like a systematic investment plan of a mutual fund.

If You choose to pay Your premiums in installments, Your premiums will increase with the increased frequency of Your payments but the net premium available for investment does not increase by the amount Your premium increased.

Investment Risks

The Policy is different from fixed-benefit life insurance because You bear investment risks. The death benefit and cash value will increase or decrease as a result of the investment experience of the Subaccounts You select. Since Policy fees and charges are deducted from the Policy’s cash value, the deduction will have a greater negative impact on the cash value and death benefit during periods of poor investment performance. However, the guaranteed minimum death benefit is never reduced based on negative performance of the Subaccounts.

Tax Risks

Please consult with Your tax adviser before making any changes in Your Policy and for assistance on tax matters affecting the Policy.

Limitations on Reallocations

You are limited to two reallocations each Policy year of the Policy’s cash value among the Subaccounts and each of those Subaccounts may have no less than a 10% allocation. We will not automatically rebalance Your Policy’s cash value to Your designated percentage allocations. Unless You request a reallocation to maintain Your allocations, You may end up with a riskier allocation than You intended. Once You have reallocated twice in a Policy year You will be unable to make further reallocations to reduce Your investment risk.

Policy Loans

If You decide to take Policy loans, the loans may reduce the death benefit and cash value of Your Policy whether or not You repay because they may undermine the growth potential of Your Policy. The receipt of the principal of a Policy loan is generally not taxable income. However, a Policy loan may be taxable (to the extent it exceeds Your premium paid) if it is outstanding at the time You surrender Your Policy. A Policy loan may also be taxable (to the extent of income in the Policy) if Your Policy becomes a modified endowment contract (“MEC”), as a result of a material change that You may make to the Policy. See “Federal Tax Information – Surrenders and Loans” for more information. A Policy loan may also be taxable if it results in a termination or lapse of the Policy or an election of a continued insurance option (i.e., extended term or reduced paid up insurance). This could occur if market conditions caused the cash value of the Policy to fall below the outstanding loan amount.

Surrenders and Other Material Changes

You should only purchase the Policy if You have the financial ability to keep it in force for the 12 years in which Your premiums are payable. You should not purchase the Policy if You foresee surrendering all or part of the Policy’s cash value. We generally do not recommend that You take a partial surrender of Your Policy or make other material changes to the Policy within the first seven years. If You take a partial surrender from Your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change in the Policy after it is issued, this may convert the Policy into a MEC. This can have adverse tax consequences to You.

Risk of Lapse

Your Policy may lapse if You fail to pay Your premiums or Your loans exceed the cash value. However, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s cash value. This may delay but not avoid the lapse of Your Policy.

General Account Risk

The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Any guarantees under Your Policy that exceed Your Policy cash value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy cash value are subject to Our financial strength and claims-paying ability.

RISKS OF THE VIP SERIES

You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached VIP Series prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The optional rider premiums and cost of insurance charges shown may not be representative of what You will pay because these charges are based on the Insured’s age, sex and underwriting class (standard or non-standard class). Your Policy will be accompanied by an illustration based on Your annual premium and guaranteed minimum death benefit as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders You selected. This hypothetical illustration shows the potential future benefits using assumed rates of investment return.

The table below describes the transaction fees and expenses that You will pay for the 12 years You pay premiums. The minimum charge indicated is based on the lowest rate for Our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for Our non-standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class.

Transaction Fees
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Premium Charge	Upon premium payment	Year 1	30% of premium
Percentage Imposed on		Years 2 to 4	10% of premium
Premiums (Load)		Years 5 to 12	6% of premium
Premium Tax Charge	Upon premium payment	2% of premiums
Maximum Deferred Sales	Not Charged	NONE
Charge (Load)
Other Surrender Fees	Not Charged	NONE
Transfer Fees	Not Charged	NONE
First Year Charge	Upon payment of first year	$5 per $1,000 of the guaranteed
	premium	minimum death benefit
Annual Administrative Charge	Upon premium payment	$30 standard class
$45 non-standard class
Risk Charge	Upon premium payment	1.5% of premiums
Installment Payment	Upon premium payment	Annual: 0% increase in premium
Premium(2)		Semi-annual: 2% increase in
premium
Quarterly: 4% increase in premium
Monthly: 5.96% increase in
premium
Optional Rider Premiums(3)		Per $1,000 face amount of rider:
Accidental Death(4)	Upon premium payment	Minimum: $1.75
Maximum: $2.63
Standard case(5): $1.75
12 Year Level Term without	Upon premium payment	Minimum: $0.68
Premium Waiver		Maximum: $16.39
Standard case(5): $1.02
12 Year Level Term(6) with	Upon premium payment	Minimum: $0.83
Premium Waiver		Maximum: $12.70
Standard case(5): $1.12
Premium Waiver	Upon premium payment	Minimum: $0.04
Maximum: $6.00
Standard case(5): $0.09

(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy year, the charges which are premium-based will be prorated over those payments.

(2) This charge is added to the base premium then deducted. A portion of this charge is allocated under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum of Your death benefit.

(3) The amount of the added premium is determined by the applicable insurance rates based upon the Insured’s age, sex and underwriting classification.

The premiums disclosed above may not be representative of the premium You will actually pay. You may obtain more information about the premiums You will incur by contacting Your registered representative.

(4) The benefit may not exceed $200,000 less all of the Insured’s accidental death benefit coverage in all other insurance companies.

(5) The standard case is based on Our representative Insured which has been identified as Our most frequent Policy purchaser is a male, age 25 at the time the Policy is issued, and is in Our standard underwriting class.

(6) The 12 year level term rider is not available to those in a non-standard underwriting class.

The next table describes the fees and expenses that We deduct from Your cash value.

Periodic Charges Other Than Fund Operating Expenses(1)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(2)	Last Day of Policy Year	Minimum: $0.68 per $1,000 on the
net amount at risk (NAR)
Maximum: $14.38 per $1,000 on the
NAR(3)
Standard case(4) with $51,908
guaranteed minimum death benefit:
$1.75 per $1,000 NAR
Mortality and Expense Risks	Daily	Effective annual rate of 0.50% of Your
Charge		Subaccount asset value
Policy Loan Interest	Policy Anniversary	6% of the outstanding loan(5)
Income tax charge(6)	Not charged	None deducted

(1) Does not include operating fees and expenses of the Funds.

(2) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age and sex, as well as the net amount of the insurance that is at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your registered representative.

(3) The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge.

(4) The standard case is based on Our representative Insured, which has been identified as Our most frequent Policy purchaser. This is a male, age 25 at the time the Policy is issued, and is in Our standard underwriting class. There is no difference in the cost of insurance between the standard and nonstandard class.

(5) Because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

(6) We reserve the right to impose this charge if We incur taxes attributable to Separate Account B.

The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of December 31, 2019. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the Funds.

Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets,	0.73%	1.42%
including management fees and other expenses.

DESCRIPTION OF THE POLICY

WHO WE ARE AND HOW TO CONTACT US
Foresters Life Insurance and Annuity Company

Foresters Life Insurance and Annuity Company, with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance policies and annuity contracts.

FLIAC is part of Foresters Financial Holding Company, Inc. ("FFHC"), a holding company, which owns all of the voting common stock of FLIAC. Foresters Financial Services, Inc. ("FFS"), an affiliate of FLIAC, is currently the distributor of the Policies.

On October 17, 2019, The Independent Order of Foresters announced that it had entered into a Purchase and Sale Agreement with Nassau Life Insurance Company (“Nassau Life”) whereby Nassau Life will purchase FFHC and, its sole subsidiary, FLIAC. FLIAC and Nassau Life expect to close the transaction on or about June 1, 2020 at which time, FLIAC will become a subsidiary of Nassau Life.

For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office located at Raritan Plaza 1, Edison, NJ 08837. You can also call Us at (800) 832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax Us at (732) 510-4209. You can also contact Us at www.foresters.com. You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account B
We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account B from the assets in Our General Account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Any guarantees under Your Policy that exceed Your Policy cash value (such as those that may be associated with the death benefit) are paid from Our General Account. Any such amounts that We are obligated to pay in excess of Your Policy cash value are subject to Our financial strength and claims-paying ability. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.

VIP SERIES
On October 4, 2019, each series of the First Investors Life Series Funds managed by Foresters Investment Management Company, Inc. an affiliate of FLIAC, which prior to that date were the only funds available to Contractowners, reorganized into a substantially similar series of the Delaware VIP® Trust, managed by Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust.

The Delaware VIP Trust is an open-end management investment company registered with the SEC under the 1940 Act. The VIP Series consist of a variety of separate series (“Funds”), twelve (12) of which are available to Policyowners of Separate Account B. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity Contract issued by FLIAC or other insurance companies. The VIP Series reserves the right to offer shares to other separate accounts or directly to Us.

Although some of the Funds have similar names, the same portfolio manager(s) and same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees, so their performances will vary from the other mutual funds. The VIP Series are selected to provide an appropriate range of investment options for persons invested in the Policies from conservative to more aggressive investment strategies. DMC is the investment adviser of the VIP Series and receives investment management fees for its services. DMC pays a portion of its investment management fees to subadvisers who manage certain of the VIP Series . DMC is a series of Macquarie Investment Management Business Trust, a Delaware statutory trust, and is located at 2005 Market Street, Philadelphia, PA 19103. DMC has retained the Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201, to serve as the subadviser of the Delaware VIP Growth Equity Series and Ziegler Capital Management, LLC 70 West Madison Street, 24th fl., Chicago, IL 60602 to serve as subadviser for the Delaware VIP Covered Call Strategy Series. In addition, DMC may seek investment advice, recommendations and/or allow security trades on its behalf for Funds in the VIP Series by certain of its affiliates which have specialized market knowledge in relevant areas and which it has engaged as a subadvisor to Funds in the VIP Series. These affiliated subadvisors include, Macquarie Investment Management Austria Kapitalanlage AG, Kaerntner Strasse 28, 1010 Vienna , Austria, with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Global Limited, 50 Martin Place, Sydney Australia with respect to the Delaware VIP Fund For Income Series, Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Special Situations Series, Delaware VIP International Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Europe Limited, 28 Ropemaker Street, London, England with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Funds Management Hong Kong Limited, Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, with respect to the Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Special Situations Series, Delaware VIP International Series and Delaware VIP Total Return Series. See the VIP Series prospectus for more information about the investment adviser and subadvisers.

The following table includes the investment objective for each Fund that is available under the Policy. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with a similar name as its corresponding underlying Fund. The following table also identifies the Subaccount that corresponds with each Fund. You bear the entire investment risks of the Funds You select. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocation carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the attached VIP Series prospectus, which You should read carefully before investing. You may obtain a VIP Series prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at (800) 832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at (732) 510-4209. You also can obtain a VIP Series prospectus at www.delawarefunds.com/dcio/literature.

Subaccount	Fund	Investment Objective
Covered Call Strategy Subaccount	Delaware VIP Covered Call Strategy Series	Long-term capital appreciation.
Equity Income Subaccount	Delaware VIP Equity Income Series	Total return.
Fund For Income Subaccount	Delaware VIP Fund For Income Series	High current income.
Government Cash Management Subaccount	Delaware VIP Government Cash Management Series	Current income consistent with the preservation of capital and maintenance of liquidity.
Growth and Income Subaccount	Delaware VIP Growth and Income Series	Long-term growth of capital and current income.
International Subaccount	Delaware VIP International Series	Long-term capital growth.
Investment Grade Subaccount	Delaware VIP Investment Grade Series	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Subaccount	Delaware VIP Limited Duration Bond Series	Current income consistent with low volatility of principal.
Opportunity Subaccount	Delaware VIP Opportunity Series	Long-term capital growth.
Growth Equity Subaccount	Delaware VIP Growth Equity Series	Long-term growth of capital.
Special Situations Subaccount	Delaware VIP Special Situations Series	Long-term growth of capital.
Total Return Subaccount	Delaware VIP Total Return Series	Sustainable current income with potential for capital appreciation with moderate investment risk.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of Your death benefit, cash value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) that You select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the guaranteed minimum death benefit (adjusted for loans, loan interest and partial surrenders), if You pay all Your premiums. We offer twelve (12) Subaccounts, from which You may select.

The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct underwriting to determine the proposed Insured's insurability. If Your application is approved, We will credit Your Policy with the initial premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any applications for any reason. The Insured will be covered under the Policy as of the Policy’s issue date.

PREMIUMS
The Policy premiums are "level" because You pay the same amount each year for 12 years. We cannot increase the amount of Your premiums or extend the premium payment period. If You change Your premium payment schedule after Your policy has been issued, the premium amount will be adjusted to correspond with Your new schedule, as discussed below. After You have made the scheduled payments for 12 years, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses. When referring to the life of the Insured, We mean up to a maximum age of 120.

The Amount of Your Premiums
The premium You pay is determined by the amount of guaranteed minimum death benefit, the underwriting classification of the Insured, the frequency of Your payments and any riders You have selected. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on an installment basis (see “Charges and Expenses”). We have a $600 minimum annual premium requirement for issue ages 15 and over (which does not include additional premiums for any riders that You may select other than Waiver of Premium) and a $300 minimum annual premium requirement for issue ages 0-14.

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee. In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.

The Frequency of Your Payments
You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected.

If Your annual premium is $600 or more, You may choose to pay Your premiums on an installment basis - - i.e., on a semi-annual, quarterly or monthly basis. If You do not pay Your premiums on an annual basis, You will be subject to an additional premium charge to pay in installments. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the amount the premium increases.

If You select to pay premiums monthly, You will pre-authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then recompute Your premium amount and bill You accordingly.

Automatic Premium Loans to Pay Premiums
You may elect in a written request to Our Administrative Office to have the premium paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due dates do not exceed the maximum loan value of Your Policy (see "Policy Loans"). You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage of the net premium (premium less deductions) (see "Charges And Expenses") to allocate among the Subaccounts of Separate Account B. However, You must allocate at least 10% of the net premium to each Subaccount You select. Subsequent premiums will be allocated according to this allocation unless You request a reallocation of the assets attributable to Your Policy. The net premium is credited to Your Policy on the Policy's issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

The net amount which is invested in the Subaccounts You select will generally increase over time, as charges and expenses decline. Thus, as time goes by, more of Your premium will be invested. As an example, the following charts illustrate the amount We would allocate to the Subaccount(s) for a 25-year-old male (standard class) with a guaranteed minimum death benefit of $51,908 and a gross annual premium of $1,200 over 12 years:

Reallocating Your Cash Value among Subaccounts
Subject to the limits discussed below, You may reallocate the percentage allocations among the Subaccounts by providing us with written notice of Your request or by calling (800) 832-7783. You may reallocate the percentage allocations among the Subaccounts twice each Policy year. You may make reallocations only if:

■   You allocate the cash value to no more than five of the Subaccounts, and

■   the allocation to any one Subaccount is not less than 10% of the cash value.

You may reallocate the percentage allocations among the Subaccounts as described above by telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request.

We will not be liable for losses resulting from telephone requests that we believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

What Are Our Policies on Frequent Reallocations Among Subaccounts?
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing.

We therefore limit reallocations to two per Policy year. We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and that complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail.

As described in the VIP Series prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the VIP Series and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.

What Are the Risks to Policyowners of Frequent Reallocations?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT
The death benefit is the amount We pay to the named beneficiary at the death of the person whom You name as the Insured. It is the sum of the guaranteed minimum death benefit plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that You have selected. We increase the death benefit to reflect (1) any insurance on the life of the Insured that You may have added by rider and (2) any premium You have paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured's death and (3) partial surrenders.

Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2.5%.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. At the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.

The Face Amount – the Guaranteed Minimum Death Benefit
We guarantee that the death benefit on Your Policy will never be less than the Policy's Face Amount, which is the guaranteed minimum death benefit (reduced for loans, loan interest and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy year. In the event of a loan or partial surrender, the Face Amount is reduced (see “Policy Loans” and “Policy Surrenders” for more information).

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee.

The Variable Insurance Amount
The variable insurance amount is based upon the investment results of the Subaccounts that You have selected.

We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine the change in Your variable insurance amount by comparing the “actual net investment return rate” of Your Subaccounts (as defined below) with an assumed investment return of 4%, which We call the "assumed interest rate." The actual net investment return rate reflects the gross return on the underlying investments of Your Subaccounts less Fund expenses and mortality and expense risk charges.

Your variable insurance amount does not change if the actual investment return rate is exactly equal to the assumed interest rate. Your variable insurance amount increases if the actual net investment return rate is greater than the assumed interest rate and decreases if the actual net investment return rate is less than the assumed interest rate. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

The amount by which Your variable insurance amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy year by the applicable net single premium rate that is specified in Your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in Your subaccounts and Your outstanding loan balance) less the assumed benefit base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by the 4% Assumed Interest Rate to the end of the Policy Year).

Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the Insured grows older, meaning that the Insured will receive less variable insurance per dollar of differential investment return as the Insured grows older. The net single premium will be lower for a Policy that We issue to a female than for a Policy that We issue to a male of the same age.

The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts that You have selected. If the variable insurance amount is negative, the death benefit is the guaranteed minimum death benefit. In other words, the death benefit is never less than the guaranteed minimum death benefit.

CASH VALUE
Determining Your Cash Value
There is no minimum guaranteed cash value. The cash value varies daily and on any day within the Policy Year equals the cash value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited to Policy loans if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders. The Policy offers the possibility of increased cash value due to good investment performance and decreased cash value due to poor investment performance. You bear all of the investment risks.

Deduction of Cost of Insurance Protection from Cash Value
Your cash value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

We guarantee that the cost of insurance rates will not be higher than rates based on the 1980 Commissioners' Standard Ordinary Mortality Table, which We use to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, We use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, We use the 1958 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.

In all cases, We base the cost of insurance protection on the net amount of insurance at risk (the Policy's guaranteed minimum death benefit, plus the variable insurance amount, minus the cash value) and the person's sex and attained age. The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that You have selected.

Policy Surrenders - You may fully surrender the Policy for its Surrender Value (cash value less any outstanding Policy loans and loan interest) at any time while the Insured is living. The amount payable will be the cash value that We next compute after We receive the surrender request at Our Administrative Office. If You request a full surrender, it will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.

You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have no overdue premiums. In addition, Your premiums after the partial surrender must still meet the Policy’s minimum annual premium requirement. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When You make a partial surrender, the guaranteed minimum death benefit, variable insurance amount, death benefit, and cash value for the Policy will each be reduced in the same proportion as the partial surrender relates to the Surrender Value. The premium will also be reduced. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to You as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

We will usually pay the Surrender Value within seven days. However, We may delay payment for the following reasons:

■   a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear),

■   We are not able to determine the amount of the payment because the NYSE is closed for trading or the SEC determines that a state of emergency exists, or

■   for such other periods as the SEC may by order permit for the protection of security holders.

If, due to either the second or third scenario discussed above, We delay payment of the Surrender Value beyond 30 days from the date that We have received all necessary forms, We will pay interest from the effective date of the surrender. The interest rate paid will be at least 3%.

While We do not assess a charge for full or partial surrenders, You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a MEC. See "FEDERAL TAX INFORMATION." We may deduct withholding taxes from the Surrender Value.

Policy Loans - You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.

When You take out a loan, We transfer a portion of the cash value equal to the loan from the Subaccount(s) that You have selected to Our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan.

A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the variable insurance amount and the cash value, whether or not You repay the loan in whole or in part. This occurs because We will not credit net investment return that the Subaccount(s) earn to the amount that We maintain in the General Account during the period that the loan is outstanding. Instead, We credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that We have filed with the state insurance departments.

Even if it is repaid, a Policy loan will have a negative impact on the variable insurance amount and the cash value if the actual investment returns of the Subaccounts You have selected exceed the assumed investment return of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any cash value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the cash value, We will mail notice of such event to You and any assignee at the assignee's last known address. The Policy terminates 31 days after We mail such notice. This may be a taxable event. The Policy does not terminate if You make the required repayment within that 31 day period.

While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the cash value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

SETTLEMENT OPTIONS
You or Your beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in a minimum annual payment of $50. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 2.5% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2.5% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2.5% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.

OPTIONAL INSURANCE RIDERS
The following optional insurance provisions may have been included in a Policy in states where available. If You wished to elect one or more of these riders, You must have done so at the time Your Policy was issued. Riders are subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below are not complete. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your sales representative.

Accidental Death Benefit
You may have elected to obtain an accidental death benefit rider if the Policy Insured's issue age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured's accidental death benefit coverage in all other insurance companies.

12 Year Level Term Rider
You may have elected to obtain a 12 year level term insurance rider where the Policy Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Policy Insured reaches age 65.

Waiver of Premium
You may have chosen to obtain a waiver of premium rider where the Policy Insured’s issue age is 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the Insured which continues for at least six months. Total disability means that the Policy Insured must be unable to engage for remuneration or profit in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a student is considered engaging in an occupation. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Policy Insured reaches age 60.

OTHER PROVISIONS
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment
You may transfer ownership of Your Policy from yourself to someone else. However, the assignment is not binding on Us, unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary
This is the person You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.

Right to Examine
You have a period of time to review Your Policy and cancel it for a return of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 45 days of completing Part I of the application or within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.

Default and Options on Default
A premium is in default if You do not pay it on or before its due date. There is a grace period of 31 days after the due date during which the insurance continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If You have elected the automatic premium loan provision, and You do not pay a premium by its due date, the premium will automatically be borrowed from the cash value of the Policy. If You have not elected the automatic premium loan provision and You do not surrender a Policy within 60 days after the date of default, We apply the Policy's cash value minus any loan and interest to purchase continued insurance.

You may choose either extended-term insurance or reduced paid-up whole life insurance for the continued insurance. If the Insured is rated as standard class, You automatically have the extended-term insurance if You make no choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the Surrender Value on such date purchases.

The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective.

You may surrender a Policy continued under either option for its cash value while the Insured is living. You may take a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

For example, for a male issue age 25, and assuming 0% and 12% hypothetical gross annual investment returns, if default insurance option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

	0%	12%
Cash Value of the Policy	$3,992	$5,535
Reduced Paid-up Whole Life Insurance	$18,406 for life	$25,521 for life
Extended Term Insurance	$51,908	$55,994
	for 25 years	for 29 years

Exchange Privilege
The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured's life. The exchange privilege is available:

■   within the first 18 months after the Policy's issue date, if You have duly paid all premiums, or

■   if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue date, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy issue date. You may elect either a continuous-premium policy or a limited-payment policy for Your exchanged policy.

In some cases, We may adjust the cash value on exchange. The adjustment equals the Policy's Surrender Value minus the new policy's tabular cash value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Grace Period
With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.

Incontestability
Except for nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.

Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.

State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics.

Payment and Deferment
We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) We cannot determine the amount because the NYSE is closed for trading, or (3) the SEC determines that a state of emergency exists.

Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest at a rate of not less than 3% per year on the Surrender Value. We will pay the interest from the date of surrender to the date We make payment.

Payment of Dividends
The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of FLIAC.

Policy Years and Anniversaries
We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. The date of issue may be backdated on Your request to save age. However, the date of issue cannot be earlier than either: (1) the date You sign the application or (2) a date 15 days before the date on which We approve the application. Each Policy year will commence on the anniversary of the date of issue.

Reinstatement
You may request reinstatement of a Policy that You did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, You must present evidence of insurability acceptable to Us, and You must pay to Us the greater of:

(1)	all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in cash value resulting from reinstatement.

To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide
If the Insured commits suicide within two years from the Policy's date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets
We determine the unit value for each Subaccount at the regularly scheduled close (“close of business”) of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the VIP Series prospectus.

Processing Transactions
Generally, Your transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments, the charges that We deduct from Your premiums, or the charges that We deduct from Your Subaccount(s) for mortality and expense risks.

Transaction Fees
We deduct from Your premiums the fees and charges listed below. The resulting net premium amount is allocated to the Subaccount(s) that You have selected.

Sales Charge. We impose a sales charge on each annual premium for Our sales expenses. The charge does not correspond to Our actual sales expenses for any particular year. The sales charge is a percentage of the actual annual premium payment. The percentage declines based upon the following schedule:

Years	Maximum
Percentages
1	30%
2-4	10%
5 and later	6%

Premium Tax Charge. This charge is 2% of the premium to cover the costs We expect to incur in paying premium taxes for all policies and administrative expenses related to certain other state filings. Premium taxes vary from state to state and currently range up to 4%. We impose this charge regardless of the premium tax rate in effect in any state.

First Year Charge. We impose a charge in the first Policy year which is an addition to other applicable fees and charges at the rate of $5 per $1,000 of the guaranteed minimum death benefit for Our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records. If You pay Your annual premium in multiple payments, this charge will be deducted from Your payments on a pro rata basis.

Annual Administrative Charge. We annually impose on a standard class Policy a $30 annual charge for Our administrative expenses including (1) premium billing and collection, (2) recordkeeping, (3) processing benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners. If You do not meet Our standard coverage requirements, this annual charge is $45.

Risk Charge. We impose a risk charge of 1.5% of the premium. The charge is intended to partially cover Our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.

Installment Payment Premium.
When You pay premiums on other than an annual basis, the premium amount for a Policy year will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this premium increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum death benefit of Your death benefit. Your premiums will increase according to the following schedule:

Increased Premiums for Installment Payment of Premiums (as a percentage of an annual payment)

Payment Frequency	Increase in Premium
Annual	0%
Semi-annual	2%
Quarterly	4%
Pre-authorized monthly	5.96%

Optional Insurance Rider Premiums.
If You choose any optional insurance riders, We will increase Your premiums by the amount associated with the rider’s costs to You. Premium charges applicable to Your Policy for optional riders will be indicated in Your Policy.

Our current minimum and maximum premium rates, as well as the rate for Our representative Policyowner, for each of the optional insurance riders are:

Optional Rider	Premium per $1,000 face amount of Rider
■ Accidental Death	Minimum: $1.75
Maximum: $2.63
Standard case: $1.75
■ 12 Year Level Term without Waiver of premium	Minimum: $0.68
Maximum: $16.39
Standard case: $1.02
■ 12 Year Level Term with Waiver of premium	Minimum: $0.83
Maximum: $12.70
Standard case: $1.12
■ Waiver of premium	Minimum: $0.04
Maximum: $6.00
Standard case: $0.09

The amount of the added premium for a rider is determined by the applicable age, sex and underwriting classification. The above premiums may not be representative of the premium You will actually pay.

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex and the net amount of insurance that is at risk. (See "Deduction of Cost of Insurance Protection from Cash Value").

Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk. Our current minimum and maximum cost of insurance rates, as well as the rate for Our representative Policyowner, based on the net amount at risk are:

■   minimum: $0.68 per $1,000;

■   maximum: $14.38 per $1,000;

■   standard case with $51,908 guaranteed minimum death benefit: $1.75 per $1,000.

Mortality and Expense Risks Charge
We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks that We assume. We compute the charge at an effective annual rate of 0.50% of the Subaccount assets attributable to Your Policy.

The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated and/or that the guaranteed minimum death benefit will be payable. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated.

Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. The highest and lowest gross annual Fund operating expenses as of December 31, 2019 were 1.42% and 0.73% respectively.

Annual fund expenses for all Funds are more fully described in the attached VIP Series prospectus. We begin to accrue and deduct all of the above charges and premiums on a Policy's issue date.

DISTRIBUTION OF THE POLICY

The Policy is currently distributed through Foresters Financial Services, Inc. (“FFS”), which is one of Our affiliates. FFS is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FFS’s executive offices are located at 40 Wall Street, New York, NY 10005.

We expect to terminate the principal underwriter agreement with FFS and enter into a new agreement with 1851 Securities, Inc. (“1851”) naming 1851 as the principal underwriter and distributor of the Policies as of the date that we close the acquisition of the stock purchase agreement with Nassau Life Insurance Company (“Nassau Life”). 1851 also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by Nassau Life and its affiliated companies. Nassau Life or an affiliate will reimburse 1851 for expenses 1851 incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Contacts).

1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

FLIAC no longer offers the Policies for new sales. But owners of existing Policies may continue to make additional premium payments.

Compensation

FFS and FLIAC have entered into a selling agreement with Cetera, a broker-dealer that is registered with the SEC and a member of FINRA. Applications for the Policy are solicited by registered representatives who are associated persons of Cetera. Such representatives act as appointed agents of FLIAC under applicable state insurance law and must be licensed to sell variable insurance products.

Cetera is paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to Cetera, depending on the agreement between Cetera and the registered representative. Cetera or the registered representative may receive different compensation for selling one variable insurance contract over another and/or may be inclined to favor or disfavor one variable insurance provider over another variable insurance provider due to differing compensation rates.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which You should consult a qualified tax adviser.

POLICY PROCEEDS
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of a “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”).Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

■   the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

■   the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,

■   transfers among Subaccounts are not taxable events for purposes of federal income tax.

SURRENDERS AND LOANS
The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract" but fails to meet the "seven-pay" test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.

Policies that Are not MECs
If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash Surrender Value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the cash value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the cash value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.

Policies that Are MECs
A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59½ are subject to an additional 10% penalty.

Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top estate tax rate of 40%. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”). Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The Code provides an exemption for purposes of the GSTT of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top GSTT tax rate of 40%.

Other Tax Issues
We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B. Based on this expectation, no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.

In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the VIP Series monitors each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION

VOTING RIGHTS
Because the Funds of the VIP Series are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

■   shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

■   shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

■   shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held by Policyholders in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS
The financial statements of FLIAC and Separate Account B are in the Statement of Additional Information.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2020 with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting Us at Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08837, calling Us toll free at (800) 832-7783 or by visiting Our website www.foresters.com. You can obtain copies of Our documents (including reports and the SAI), after paying a duplicating fee, by electronic request at publicinfo@sec.gov. Electronic versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

SEC file number: 002-98410/811-04328

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
LIFE INSURANCE SEPARATE ACCOUNT B

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES

OFFERED BY

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Statement of Additional Information May 1, 2020

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Foresters Life Insurance and Annuity Company through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or the “Separate Account”), which may be obtained at no cost by writing to Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08837, by telephoning (800) 832-7783, or by visiting our website at www.foresters.com. Separate Account B currently funds three level premium variable life insurance policies called Insured Series Policy, with a prospectus dated May 1, 2020, ISP Choice-with four premium payment options (ISPC-10, ISPC-20, ISPC-65, ISP10 Express and ISPC-WL), with a prospectus dated May 1, 2020, and ISP Choice-with two premium payment options (ISPC-15 and ISPC-WL), with a prospectus dated May 1, 2020.

Unless otherwise noted, the terms used in this SAI have the same meanings as in each prospectus.

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GENERAL DESCRIPTION

Foresters Life Insurance and Annuity Company. Foresters Life Insurance and Annuity Company, 40 Wall Street, New York, New York 10005 (“FLIAC”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities. Foresters Financial Holding Company, Inc. (“FFHC”), a holding company, owns all of the outstanding stock of FLIAC. The Independent Order of Foresters (“Foresters”) controls FFHC and, therefore, FLIAC. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of FLIAC.

Name	FLIAC Office	Principal Occupation for Last Five Years
Matt Berman	President and Director	Matt was appointed President of FLIAC in 2019. Prior to his appointment, Matt has been the Chief Distribution Officer for the Foresters Life and Annuity sales across the United States and Canada since May 2018.
James R. Boyle	Director	James (Jim) Boyle was appointed CEO of the Independent Order of Foresters since 2018; Director and formerly President of FLIAC since 2018. President and CEO of John Hancock 2008 - 2012.
Francis X. Gannon	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer FLIAC, FFS, FIS and FFHC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer Foresters Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director Jefferson Wells International 2008-2009.
Jason Helbraun	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Mehul N. Kapadia	Chief Information Officer	Chief Information Officer since 2016, Vice President, IT Business Transformation through 2016. Vice President – Systems & Operations, Individual Life Liberty Mutual Insurance, Dover, NH. 2013 – 2015; Business Program Manager – Life Works, Individual Life 2011– 2013.
Michael Lombardi	Director	Director FLIAC since 2019.
Martha E. Marcon	Director	Director FLIAC since 2011; Director Independent Order of Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.
J. Steven McDonald	International Finance Officer	Vice President and International Financial Officer, The Independent Order of Foresters 1997 - present; Assistant Treasurer, The Independent Order of Foresters, 1995 - 1997; Senior Audit Manager at KPMG 1985-1995.

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E. Blake Moore, Jr.	Director	President and Director FIMCO since 2018; President and Director FFHC since 2018; Director FLIAC since 2018; Director FFS since 2018; Chairman and President FFS since 2018; Director FIS since 2018, Chairman since 2018; Board Manager of FAS since 2018, President since 2018. UBS Asset Management, New York, NY 2015-2017; MD, Head of Americas (through 2016) Mackenzie Investments, Toronto, ON, Canada 2011-2014.
David Schimmel	Vice President	Vice President since 2011 and Assistant Vice President 2006-2011 of FLIAC.
John Shey	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Greg Walter	Senior Vice President, Insurance Operations	Senior Vice President, Insurance Operations of FLIAC since 2019; Senior Vice President, Foresters Investor Services, Inc. (FIS), Transfer Agency Operations since 2013. Consultant to FIS (2012). Prior to joining Foresters, Mr. Walter spent twenty-five years with AllianceBernstein L.P. as Senior Vice President, Head of Non-U.S. Transfer Agent Operations and preceded by Vice President, Director of U.S. Transfer Agency Operations.
Wendy Watson	Director	Director FLIAC since 2019; Director EMPath -Economical Mobility Pathways since 2018; Director MD Private Trust since 2014; Director Community Service Committee Children’s Hospital Boston since 2011; Director Citizens Financial Group since 2010.
Shelley L. Wilson	Secretary	Secretary of FLIAC since 2019
René Zanin	Director	Global Chief Legal Officer, Chief Compliance Officer and Corporate Secretary (2018) of the Independent Order of Foresters 2015 to present; served as General Counsel for Toshiba of Canada Limited 2008 – 2014.

On April 9, 2019, Foresters announced that it had entered into the two definitive purchase agreements related to the sale of its U.S. asset management businesses. As described below, each of these transactions closed in 2019.

Foresters Investment Management Company, Inc. (“FIMCO”) entered into an Asset Purchase Agreement with Macquarie Management Holdings, Inc. (“Macquarie”) whereby Macquarie purchased FIMCO’s assets related to the mutual fund management business, including the First Investors Life Series funds. At the completion of the transaction, each series of the First Investors Life Series was reorganized into a substantially similar Delaware VIP Fund managed by Delaware Management Company, a subsidiary of Macquarie. The transaction was closed on October 4, 2019

Foresters Financial Services, Inc. (“FFS”) and Foresters Advisory Services, LLC (“FAS”), an investment advisory affiliate of, FFS entered into an Asset Purchase Agreement with Cetera Financial Group, Inc. (“Cetera”), whereby Cetera purchased FFS’ retail brokerage business and FAS’ retail advisory business. The transaction was closed on June 20, 2019.

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FFHC was formerly the owner of all of the common stock of FIMCO, FLIAC, FFS, and Foresters Investor Services, Inc. (“FIS”) and membership interests in FAS. Pursuant to a corporate reorganization, effective March 30, 2020, FFHC is solely the owner of FLIAC, and FIMCO is the owner of FFS, FAS and FIS.

On October 17, 2019, the Independent Order of Foresters announced that it had entered into a Purchase and Sale Agreement with Nassau Life Insurance Company (“Nassau Life”) whereby Nassau Life will purchase FFHC and, at its sole subsidiary, FLIAC. FLIAC and Nassau Life expect to close the transaction on or about June 1, 2020 at which time, FLIAC will become a subsidiary of Nassau Life.

Separate Account Assets. First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) was established on June 4, 1985 under the provisions of the New York Insurance Law. The assets of Separate Account B are segregated from the assets of FLIAC, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of FLIAC. Separate Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

SERVICES

Custodian. FLIAC, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account B. FLIAC maintains the records and accounts of Separate Account B.

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account B and FLIAC.

Underwriter. FLIAC and Separate Account B have entered into an Underwriting Agreement with FFS. FFS, an affiliate of FLIAC, has its principal business address at 40 Wall Street, New York, New York 10005. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.

FFS distributes the ISP CHOICE – with two premium payment options Policy in a continuous offering. FLIAC anticipates continuing to offer the ISP CHOICE – with two premium payment options Policy, but reserves the right to discontinue the offering. New ISP CHOICE – with four premium payment options Policies and new Insured Series Policies are not currently being offered for sale; however, existing holders of ISP CHOICE – with four premium payment options Policies and Insured Series Policies may continue to make additional payments under their policies. For the fiscal years ended December 31, 2017, 2018 and 2019, FFS received underwriting commissions of $2,968,442, $2,334,837 and $1,612,570 respectively, in connection with the distribution of the ISP CHOICE Policies. For the fiscal years ended December 31, 2017, 2018 and 2019, FFS received underwriting commissions of $293,850, $125,719 and $98,279 respectively, in connection with the distribution of the Insured Series Policy.

Upon the closing of the transaction with Nassau Life, FLIAC expects to terminate the principal underwriter agreement with FFS and enter into a new agreement with 1851 Securities, Inc. (“1851”) naming 1851 as the principal underwriter and distributor of the Policies. 1851, an affiliate of Nassau Life, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority. 1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056.

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Distribution of Policy. The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of broker-dealers who have selling agreements with FFS.

FLIAC pays FFS a commission on policies sold. Commissions paid to FFS for ISP CHOICE-10, ISP CHOICE-20, ISP CHOICE-65, ISP 10 Express and, for ISP CHOICE-Whole Life issued before January 29, 2018, generally will not exceed 60% of the premiums you pay in your policy's first year, 16% in policy years two and three and 5% of all other premiums you pay in policy years four and later. Commissions paid to FFS under the ISP CHOICE Policy for ISP CHOICE-15, and for ISP CHOICE-WL issued on or after January 29, 2018, generally will not exceed 60% of the premiums you pay in your policy's first year, 20% in year two, 12.5% in year three, and 7.5% of all other premiums you pay in policy years four and later. Commissions paid to FFS under the Insured Series Policy generally will not exceed 31.25% of the first year premium payment and 5% of the premium payments for years two through twelve. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account. FFS is, in turn, responsible for paying sales representatives all commissions and other compensation that may be due to them for selling the policies. Sales representatives of broker-dealers who have selling agreements with FFS may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the policies.

FLIAC offers the ISP CHOICE – with two premium payment options Policy for sale in Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New York, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. FLIAC does not sell new ISP Choice – with four premium payment options Policies or new Insured Series Policies; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.

OTHER INFORMATION

Reports. At least once each Policy year, FLIAC mails a report to the Policyowner within 31 days after the Policy anniversary. FLIAC mails the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts on that anniversary. FLIAC will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

State Regulation. FLIAC is subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”). FLIAC files an annual statement in a prescribed form with the Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

Our books and accounts are subject to review by the Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. FLIAC also is subject to regulation under the insurance laws of other jurisdictions in which FLIAC may operate.

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Time of Payments. All benefits payable due under the Policy will ordinarily be made within seven days of the due date or within seven days after the date of receipt of a request for partial surrender or termination. However, FLIAC reserves the right to suspend or postpone the date of any payment due under the Policy (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the SEC, is restricted; (2) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

VALUATION INFORMATION

Value of a Unit. For each Subaccount of Separate Account B, the value of a unit initially was set arbitrarily at $10.00. The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated. The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value. The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1) the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)	is a factor representing the charges deducted for mortality and expense risks. For Policies issued on or after January 29, 2018 under the ISP Choice-with two premium payment options (ISPC-15 and ISPC-WL): such factor on an annual basis is equal to 0.50% of the daily net asset value of the applicable Subaccount in the first 15 years for the 15-year payment period ISP CHOICE and 0.25% thereafter; and for the paid-to-age-100 ISP CHOICE, this factor is equal to 0.50% in the first 20 years and 0.25% thereafter. (ISPC-15 and ISPC-WL were issued after January 29, 2018 in states where approved). For Policies issued prior to January 29, 2018 under ISP Choice-with four premium payment options (ISPC-10, ISPC-20, ISPC-65, and ISPC-WL) such factor on an annual basis is equal to 0.50% (1.50% for ISP 10 Express) of the daily net asset value of the applicable Subaccount.[1] This percentage represents the mortality and expense risk assumed.
____________________

1 ISP-Choice with four premium payment options was issued in New York until June 15, 2018.

6

The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccounts. The financial statements of FLIAC as contained herein should be considered only as bearing upon FLIAC’s ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

7

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Financial Statements

December 31, 2019

(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Foresters Life Insurance and Annuity Company and Contract Owners of First Investors Life Level Premium Variable Life Insurance Separate Account B:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix that comprise the First Investors Life Level Premium Variable Life Insurance Separate Account B (the Separate Account) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of Foresters Life Insurance and Annuity Company’s separate accounts since 2011.

New York, New York
April 1, 2020

1

Appendix

Statement of assets and liabilities as of December 31, 2019, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

Government Cash Management
Fund for Income
Growth & Income
Special Situations
International
Growth Equity
Investment Grade
Limited Duration Bond
Opportunity
Total Return
Covered Call Strategy
Equity Income

Statement of changes in net assets for the period from January 1, 2018 to December 14, 2018 (closure).

Government
Balanced Income

Statement of changes in net assets for the period from January 1, 2018 to August 17, 2018 (closure).

Real Estate

2

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Assets and Liabilities
December 31, 2019

	Government Cash	Fund for	Growth &	Special		Growth
	Management	Income	Income	Situations	International	Equity
Assets:
Investments at net asset value (note 3):
Number of shares	2,427,071	6,809,558	7,654,426	4,825,300	4,019,640	2,090,728
Cost	$2,427,071	$46,400,237	$258,409,134	$133,660,908	$75,309,690	$22,743,835
First Investors Life Series Fund	$2,427,071	$43,308,791	$329,905,749	$155,422,925	$100,490,993	$34,559,734

Liabilities:
Payable to Foresters Life Insurance
and Annuity Company	23,193	351,900	2,378,252	1,130,741	771,489	314,576
Net assets	2,403,878	42,956,891	327,527,497	154,292,184	99,719,504	34,245,158
Net assets represented by
contracts in accumulation period	$2,403,878	$42,956,891	$327,527,497	$154,292,184	$99,719,504	$34,245,158

Outstanding Units:
ISP and ISP Choice	115,863	601,081	2,017,332	1,102,645	1,409,162	1,397,702
ISP 10 Express	9,670	90,918	260,655	183,167	119,575	70,170

Unit Value:
ISP and ISP Choice	$20.205	$70.101	$161.001	$137.998	$70.040	$23.567
ISP 10 Express	$9.219	$12.674	$19.012	$17.387	$14.550	$22.825

3	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Assets and Liabilities
December 31, 2019

	Investment	Limited Duration			Covered Call	Equity
	Grade	Bond	Opportunity	Total Return	Strategy	Income
Assets:
Investments at net asset value (note 3):
Number of shares	1,446,885	707,861	760,486	424,131	170,334	2,429,632
Cost	$15,499,109	$6,571,260	$11,994,714	$5,299,648	$1,867,423	$38,988,572
First Investors Life Series Fund	$15,944,676	$6,837,933	$14,829,478	$6,060,837	$2,120,661	$54,350,876

Liabilities:
Payable to Foresters Life Insurance
and Annuity Company	142,131	49,051	109,665	44,385	15,318	434,852
Net assets	15,802,545	6,788,882	14,719,813	6,016,452	2,105,343	53,916,024
Net assets represented by
contracts in accumulation period	$15,802,545	$6,788,882	$14,719,813	$6,016,452	$2,105,343	$53,916,024

Outstanding Units:
ISP and ISP Choice	379,862	664,908	513,165	311,003	153,939	1,041,956
ISP 10 Express	42,668	17,004	235,615	91,265	15,569	55,464

Unit Value:
ISP and ISP Choice	$40.640	$9.978	$20.221	$15.299	$12.545	$51.130
ISP 10 Express	$11.449	$9.437	$18.830	$14.246	$12.088	$18.454

See accompanying notes to financial statements

4

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Operations
Year ended December 31, 2019

	Government
	Cash	Fund for	Growth &	Special		Growth
	Management	Income	Income	Situations	International	Equity
Investment income:
Income:
Dividends	$28,080	$2,290,387	$4,862,692	$1,042,519	$738,847	$96,956
Expenses:
Mortality and expense risks (note 5)	11,501	224,209	1,580,775	763,835	491,674	171,069
Net investment income (loss)	16,579	2,066,178	3,281,917	278,684	247,173	(74,113)

Realized gain on investments:
Realized gain distributions	—	—	49,403,131	10,027,599	7,752,930	1,794,032
Realized gain (loss) on investments	—	(271,111)	2,626,986	557,529	945,746	292,782
Realized gains (losses)	—	(271,111)	52,030,117	10,585,128	8,698,676	2,086,814

Change in unrealized appreciation
(depreciation) on investments	—	3,069,007	12,373,978	15,348,701	11,228,835	4,592,925
Net increase (decrease) in net
assets resulting from operations	$16,579	$4,864,074	$67,686,012	$26,212,513	$20,174,684	$6,605,626

5	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Operations
Year ended December 31, 2019

	Investment	Limited Duration			Covered Call	Equity
	Grade	Bond	Opportunity	Total Return	Strategy	Income
Investment income:
Income:
Dividends	$578,471	$43,117	$152,999	$101,252	$18,782	$1,500,556
Expenses:
Mortality and expense risks (note 5)	82,188	35,509	176,300	61,173	10,746	261,809
Net investment income (loss)	496,283	7,608	(23,301)	40,079	8,036	1,238,747

Realized gain on investments:
Realized gain distributions	—	—	307,564	96,290	—	4,249,137
Realized gain (loss) on investments	(7,574)	9,298	37,294	25,111	5,348	483,544
Realized gains (losses)	(7,574)	9,298	344,858	121,401	5,348	4,732,681

Change in unrealized appreciation
(depreciation) on investments	1,251,873	220,030	2,738,306	696,054	323,559	4,031,967
Net increase (decrease) in net
assets resulting from operations	$1,740,582	$236,936	$3,059,863	$857,534	$336,943	$10,003,395

See accompanying notes to financial statements

6

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2019 and 2018

	Government Cash Management		Fund for Income		Growth & Income		Special Situations
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$16,579	$13,263	$2,066,178	$1,993,708	$3,281,917	$2,793,705	$278,684	$(72,803)
Realized gain distributions	—	—	—	—	49,403,131	14,010,267	10,027,599	21,221,282
Realized gain (loss) on investments	—	—	(271,111)	(254,706)	2,626,986	4,264,791	557,529	1,489,066
Change in unrealized appreciation (depreciation) on investments	—	—	3,069,007	(3,013,011)	12,373,978	(54,043,962)	15,348,701	(50,305,704)
Net increase (decrease) in net assets resulting from operations	16,579	13,263	4,864,074	(1,274,009)	67,686,012	(32,975,199)	26,212,513	(27,668,159)

From contract transactions:
Net insurance premiums from contract owners	122,657	3,500	1,038,252	1,229,147	4,666,274	5,709,019	3,212,097	3,699,596
Cost of insurance (note 5)	(47,699)	(42,588)	(645,044)	(696,005)	(4,132,539)	(4,014,437)	(1,950,361)	(1,984,400)
Transfers upon closing of sub-accounts	—	537,278	—	—	—	—	—	—
Transfers between sub-accounts	637,182	(170,901)	(81,733)	(260,538)	(1,100,650)	(1,590,016)	(355,128)	(17,301)
Transfers for contract benefits and terminations	(273,787)	(167,139)	(2,391,862)	(1,859,050)	(13,793,347)	(12,780,060)	(6,639,167)	(7,092,545)
Increase (decrease) in net assets derived from contract transactions	438,353	160,150	(2,080,387)	(1,586,446)	(14,360,262)	(12,675,494)	(5,732,559)	(5,394,650)
Net increase (decrease) in net assets	454,932	173,413	2,783,687	(2,860,455)	53,325,750	(45,650,693)	20,479,954	(33,062,809)

Net assets:
Beginning of year	1,948,946	1,775,533	40,173,204	43,033,659	274,201,747	319,852,440	133,812,230	166,875,039
End of year	$2,403,878	$1,948,946	$42,956,891	$40,173,204	$327,527,497	$274,201,747	$154,292,184	$133,812,230

7	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2019 and 2018

	International		Growth Equity		Government		Investment Grade
	2019	2018	2019	2018	2019	2018**	2019	2018
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$247,173	$284,703	$(74,113)	$(61,566)	$—	$207,177	$496,283	$481,017
Realized gain distributions	7,752,930	4,426,530	1,794,032	2,047,945	—	—	—	—
Realized gain (loss) on investments	945,746	800,130	292,782	347,439	—	(683,748)	(7,574)	(31,898)
Change in unrealized appreciation (depreciation) on investments	11,228,835	(17,740,189)	4,592,925	(3,601,865)	—	362,904	1,251,873	(837,664)

Net increase (decrease) in net assets resulting from operations	20,174,684	(12,228,826)	6,605,626	(1,268,047)	—	(113,667)	1,740,582	(388,545)

From contract transactions:
Net insurance premiums from contract owners	2,120,921	2,802,337	1,651,096	1,744,994	—	420,462	682,785	725,545
Cost of insurance (note 5)	(1,249,221)	(1,203,726)	(471,203)	(450,055)	—	(61,818)	(243,958)	(255,561)
Transfers upon closing of sub-accounts	—	—	—	—	—	(6,344,433)	—	—
Transfers between sub-accounts	(747,946)	506,014	706,431	821,816	—	(214,432)	202,486	107,109
Transfers for contract benefits and terminations	(4,283,490)	(4,166,347)	(1,694,950)	(1,612,612)	—	(228,235)	(1,017,512)	(591,246)

Increase (decrease) in net assets derived from contract transactions	(4,159,736)	(2,061,722)	191,374	504,143	—	(6,428,456)	(376,199)	(14,153)

Net increase (decrease) in net assets	16,014,948	(14,290,548)	6,797,000	(763,904)	—	(6,542,123)	1,364,383	(402,698)

Net assets:
Beginning of year	83,704,556	97,995,104	27,448,158	28,212,062	—	6,542,123	14,438,162	14,840,860
End of year	$99,719,504	$83,704,556	$34,245,158	$27,448,158	$—	$—	$15,802,545	$14,438,162

8	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2019 and 2018

	Limited Duration Bond		Opportunity		Real Estate		Total Return
	2019	2018	2019	2018	2019	2018*	2019	2018
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$7,608	$7,353	$(23,301)	$(579)	$—	$10,333	$40,079	$44,537
Realized gain distributions	—	—	307,564	133,280	—	—	96,290	19,674
Realized gain (loss) on investments	9,298	(3,123)	37,294	21,536	—	11,825	25,111	11,600
Change in unrealized appreciation (depreciation) on investments	220,030	49,910	2,738,306	(2,013,697)	—	(9,994)	696,054	(446,528)

Net increase (decrease) in net assets resulting from operations	236,936	54,140	3,059,863	(1,859,460)	—	12,164	857,534	(370,717)

From contract transactions:
Net insurance premiums from contract owners	307,577	(16,939)	2,496,800	2,519,251	—	102,977	807,963	815,312
Cost of insurance (note 5)	(106,385)	(61,727)	(358,740)	(339,160)	—	(8,360)	(153,412)	(147,589)
Transfers upon closing of sub-accounts	—	6,344,433	—	—	—	(537,278)	—	561,997
Transfers between sub-accounts	51,197	(20,230)	183,798	535,942	—	(190,632)	204,695	214,227
Transfers for contract benefits and terminations	(383,966)	(18,167)	(883,145)	(620,524)	—	(49,193)	(439,410)	(252,038)

Increase (decrease) in net assets derived from contract transactions	(131,577)	6,227,370	1,438,713	2,095,509	—	(682,486)	419,836	1,191,909

Net increase (decrease) in net assets	105,359	6,281,510	4,498,576	236,049	—	(670,322)	1,277,370	821,192

Net assets:
Beginning of year	6,683,523	402,013	10,221,237	9,985,188	—	670,322	4,739,082	3,917,890
End of year	$6,788,882	$6,683,523	$14,719,813	$10,221,237	$—	$—	$6,016,452	$4,739,082

9	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2019 and 2018

	Balanced Income		Covered Call Strategy		Equity Income
	2019	2018**	2019	2018	2019	2018
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$—	$20,362	$8,036	$6,070	$1,238,747	$669,339
Realized gain distributions	—	13,977	—	—	4,249,137	1,514,539
Realized gain (loss) on investments	—	(20,215)	5,348	10,832	483,544	641,151
Change in unrealized appreciation (depreciation) on investments	—	(40,148)	323,559	(179,898)	4,031,967	(7,308,958)

Net increase (decrease) in net assets resulting from operations	—	(26,024)	336,943	(162,996)	10,003,395	(4,483,929)

From contract transactions:
Net insurance premiums from contract owners	—	34,267	244,579	206,389	1,236,582	1,525,200
Cost of insurance (note 5)	—	(7,493)	(48,331)	(40,026)	(692,505)	(694,130)
Transfers upon closing of sub-accounts	—	(561,997)	—	—	—	—
Transfers between sub-accounts	—	70,807	180,504	347,783	112,766	(141,518)
Transfers for contract benefits and terminations	—	(43,950)	(110,956)	(74,487)	(2,169,941)	(2,135,798)

Increase (decrease) in net assets derived from contract transactions	—	(508,366)	265,796	439,659	(1,513,098)	(1,446,246)

Net increase (decrease) in net assets	—	(534,390)	602,739	276,663	8,490,297	(5,930,175)

Net assets:
Beginning of year	—	534,390	1,502,604	1,225,941	45,425,727	51,355,902
End of year	$—	$—	$2,105,343	$1,502,604	$53,916,024	$45,425,727

* For period January 1, 2018 to August 17, 2018.
** For period January 1, 2018 to December 14, 2018.

See accompanying notes to financial statements

10

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

(1)	Organization

First Investors Life Level Premium Variable Life Insurance Separate Account B (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by Foresters Life Insurance and Annuity Company (FLIAC), formerly First Investors Life Insurance Company, and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of Separate Account B have been used to purchase shares in diversified investment funds (the Funds). Up until October 4, 2019, the assets were used to purchase shares of First Investors Life Series Funds, an open-end diversified management investment company registered under the 1940 Act. On October 4, 2019, each series of the First Investors Life Series Funds managed by Foresters Investment Management Company (FIMCO), an affiliate of FLIAC, reorganized into a substantially similar series of the Delaware VIP Trust, managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust.

FLIAC offers a level premium variable life insurance policy through Separate Account B with either a fully underwritten option or a non-medically underwritten option. A fully underwritten policy offers six premium payment periods: a 12-year option (Insured Series Policy or ISP), a 10-year option (ISP Choice 10), a 15-year option (ISP Choice 15), a 20-year option (ISP Choice 20), an option to pay until age 65 (ISP Choice 65), and an option to pay until age 100 (ISP Choice Whole Life), collectively, ISP Choice. A non-medically underwritten policy is only available in a 10-year premium payment option, referred to as ISP10 Express. New policies of ISP, ISP Choice 10, ISP10 Express, ISP Choice 20 and ISP Choice 65 are no longer available for sale. ISP and ISP Choice 10 were retired in previous years. ISP10 Express, ISP Choice 20 and ISP Choice 65 were retired during 2019. Policyholders may continue to make additional payments under their respective Policy.

The contract holder directs the deposits into the sub-accounts that comprise Separate Account B and bears the investment risk if the sub-accounts do not meet their stated investment objectives. On October 4, 2019 the Select Growth sub-account name was changed to Growth Equity and the Limited Duration High Quality Bond sub-account name was changed to Limited Duration Bond. The sub-accounts invest in the following underlying Delaware VIP Fund Series portfolios: Government Cash Management, Fund for Income, Growth & Income, Special Situations, International, Growth Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, Covered Call Strategy, and Equity Income.

11	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

(2)	Significant Accounting Policies

(a)	Basis of Presentation

The financial statements of Separate Account B are presented in conformity with U.S. generally accepted accounting principles based on guidance in Accounting Standards Codification (ASC) 946 Financial Services – Investment Companies.

(b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c)	Fair Value Measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of investments in Separate Account B is determined using valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (FASB). The three levels of inputs within this hierarchy are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account B has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account B’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

12	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In August 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which amends ASC 820 to add, remove, and modify fair value measurement disclosure requirements. The guidance is effective for all entities for fiscal years beginning after December 15, 2019. Separate Account B will adopt the provisions of this guidance for its fiscal year beginning January 1, 2020 and will not have an impact on the financial position, results of operations or changes in net assets of Separate Account B.

(d)	Subsequent Events

Management has evaluated subsequent events from the balance sheet date through April 1, 2020, the date that the financial statements were available to be issued.

The U.S. stock and bond markets have encountered significant volatility and the global economy experienced a downturn during the first quarter of 2020. The conditions directly and indirectly affect the companies in which the underlying Funds invest, which has impacted their valuations. Although management cannot quantify the full impact of these conditions as of the issuance of the financial statements, to date Funds shares continue to be redeemed in the normal course of business at the current NAV.

(e)	Investments

Shares of the Funds held by each of the sub-accounts of Separate Account B are valued at net asset value (NAV) per share of such Funds, which value the underlying investment securities at fair value on a daily basis. The NAV is a Level 1 input within the FASB fair value hierarchy since there is a readily determinable market, there are no restrictions on the Funds’ redemption and sufficient transaction volumes exists. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

(f)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date. Realized gains and losses are recorded on a trade date basis. Reinvested realized gain distributions are recorded when received. Average cost is used as the basis of investments held and sold. The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

13	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

(g) Federal Income Taxes

Separate Account B is not taxed separately because its operations are part of the total operations of FLIAC, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B is not taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B, accordingly no provision for federal income taxes has been made.

(3)	Investments

At December 31, 2019, investments in Funds in which the sub-accounts of the Separate Account invest, were presented using the NAV of the Funds. There were no transfers between the Levels in the FASB fair value hierarchy during the year ended December 31, 2019.

Investments consist of the following as of December 31, 2019:

		Net asset	Fair
	Shares	value	value	Cost
First Investors Life Series Fund:
Government Cash Management	2,427,071	$1.00	$2,427,071	$2,427,071
Fund for Income	6,809,558	$6.36	$43,308,791	$46,400,237
Growth & Income	7,654,426	$43.10	$329,905,749	$258,409,134
Special Situations	4,825,300	$32.21	$155,422,925	$133,660,908
International	4,019,640	$25.00	$100,490,993	$75,309,690
Growth Equity	2,090,728	$16.53	$34,559,734	$22,743,835
Investment Grade	1,446,885	$11.02	$15,944,676	$15,499,109
Limited Duration Bond	707,861	$9.66	$6,837,933	$6,571,260
Opportunity	760,486	$19.50	$14,829,478	$11,994,714
Total Return	424,131	$14.29	$6,060,837	$5,299,648
Covered Call Strategy	170,334	$12.45	$2,120,661	$1,867,423
Equity Income	2,429,632	$22.37	$54,350,876	$38,988,572

14	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 were as follows:

	Purchases	Sales
Government Cash Management	$767,344	$331,457
Fund for Income	$2,503,740	$2,542,347
Growth & Income	$54,354,238	$15,934,726
Special Situations	$11,292,099	$6,715,368
International	$8,586,315	$4,663,415
Growth Equity	$2,947,108	$983,016
Investment Grade	$1,131,644	$1,055,521
Limited Duration Bond	$325,133	$452,403
Opportunity	$2,054,328	$303,872
Total Return	$941,687	$379,044
Covered Call Strategy	$367,099	$90,107
Equity Income	$6,031,705	$2,086,525

15	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

(4)	Changes in Units

	(a)	The changes in units outstanding for ISP and ISP Choice for the years ended December 31, 2019 and 2018 were as follows:

	2019			2018
			Net			Net
	Units	Units	increase	Units	Units	increase
	issued	redeemed	(decrease)	issued	redeemed	(decrease)
Government Cash
Management	39,442	(19,359)	20,083	42,414	(35,813)	6,601
Fund for Income	2,896	(36,073)	(33,177)	5,042	(31,918)	(26,876)
Growth & Income	767	(102,133)	(101,366)	844	(92,945)	(92,101)
Special Situations	1,184	(50,612)	(49,428)	1,710	(44,916)	(43,206)
International	1,538	(67,524)	(65,986)	7,396	(43,951)	(36,555)
Growth Equity	44,754	(45,117)	(363)	58,561	(45,115)	13,446
Government	—	—	—	7,948	(239,154)	(231,206)
Investment Grade	13,588	(25,703)	(12,115)	14,262	(15,499)	(1,237)
Limited Duration Bond	28,136	(44,953)	(16,817)	655,679	(13,974)	641,705
Opportunity	55,099	(14,167)	40,932	78,395	(7,161)	71,234
Real Estate	—	—	—	7,863	(63,586)	(55,723)
Total Return	39,907	(25,990)	13,917	85,328	(13,386)	71,942
Balanced Income	—	—	—	11,349	(57,803)	(46,454)
Covered Call Strategy	25,147	(7,429)	17,718	47,011	(13,696)	33,315
Equity Income	5,471	(41,289)	(35,818)	6,854	(41,559)	(34,705)

(b)	The changes in units outstanding for ISP10 Express for the years ended December 31, 2019 and 2018 were as follows:

	2019			2018
			Net			Net
	Units	Units	increase	Units	Units	increase
	issued	redeemed	(decrease)	issued	redeemed	(decrease)
Government Cash
Management	3,731	(2,231)	1,500	12,170	(5,815)	6,355
Fund for Income	16,523	(4,382)	12,141	16,994	(4,145)	12,849
Growth & Income	42,260	(3,145)	39,115	45,151	(3,392)	41,759
Special Situations	40,361	(1,617)	38,744	39,300	(1,806)	37,494
International	19,612	(2,753)	16,859	25,770	(1,743)	24,027
Growth Equity	14,846	(1,827)	13,019	15,480	(1,756)	13,724
Government	—	—	—	3,565	(13,028)	(9,463)
Investment Grade	7,543	(2,349)	5,194	9,779	(2,938)	6,841
Limited Duration Bond	3,947	(849)	3,098	13,013	(822)	12,191
Opportunity	44,011	(2,875)	41,136	51,500	(2,248)	49,252
Real Estate	—	—	—	2,937	(9,866)	(6,929)
Total Return	18,428	(2,298)	16,130	21,027	(2,596)	18,431
Balanced Income	—	—	—	1,246	(2,101)	(855)
Covered Call Strategy	6,847	(1,054)	5,793	6,597	(300)	6,297
Equity Income	10,269	(1,624)	8,645	11,409	(1,477)	9,932

16	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

(5)	Mortality and Expense Risks and Deductions

Mortality and expense risk charges vary by product. In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FLIAC deducts an amount equal on an annual basis to 0.50% of the daily net asset value of each sub-account for ISP and ISP Choice. Both ISP Choice 15 and ISP Choice Whole Life will assume a charge reduction from 0.50% to 0.25% after the conclusion of the 15th and 20th year, respectively. For ISP10 Express, FLIAC deducts an amount equal on an annual basis to 1.50% of the daily net asset value of each sub-account. This deduction is assessed through a reduction of unit values.

Separate Account B is also charged monthly by FLIAC for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

There is a 15-year surrender charge period on both ISP Choice 15 and ISP Choice Whole Life. This charge is calculated based upon each $1,000 of face amount surrendered or partially surrendered and may vary with the age and sex of the insured. It is assessed through the redemption of units.

17	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

(6)	Financial Highlights

	(a)	ISP and ISP Choice:

	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units [1]	Unit value ($)	($000s)	(%) [2]	(%) [3]	(%) [4]
Government Cash
Management:
December 31:
2019	115,863	20.205	2,315	1.07	0.50	0.85
2018	95,780	20.036	1,874	1.23	0.50	0.74
2017	89,179	19.889	1,759	0.26	0.50	(0.24)
2016	95,838	19.937	1,885	—	0.50	(0.50)
2015	88,546	20.037	1,760	—	0.50	(0.50)

Fund for Income:
December 31:
2019	601,081	70.101	41,805	5.35	0.50	12.22
2018	634,258	62.469	39,274	5.24	0.50	(3.07)
2017	661,134	64.445	42,250	5.03	0.50	6.29
2016	681,110	60.630	41,010	5.45	0.50	10.57
2015	701,424	54.835	38,105	5.46	0.50	(2.34)

Growth & Income:
December 31:
2019	2,017,332	161.001	322,571	1.57	0.50	24.97
2018	2,118,698	128.828	270,797	1.41	0.50	(10.61)
2017	2,210,799	144.127	316,730	1.51	0.50	17.69
2016	2,294,341	122.464	279,195	1.42	0.50	9.33
2015	2,383,690	112.011	265,136	1.17	0.50	(3.60)

Special Situations:
December 31:
2019	1,102,645	137.998	151,107	0.70	0.50	19.76
2018	1,152,073	115.231	131,694	0.47	0.50	(17.01)
2017	1,195,278	138.850	164,966	0.90	0.50	17.68
2016	1,236,262	117.993	144,965	0.54	0.50	15.52
2015	1,285,718	102.137	130,429	0.63	0.50	(1.02)

International:
December 31:
2019	1,409,162	70.040	97,980	0.77	0.50	24.29
2018	1,475,148	56.355	82,490	0.82	0.50	(12.60)
2017	1,511,703	64.475	96,919	1.05	0.50	32.30
2016	1,560,021	48.734	75,526	1.24	0.50	(4.68)
2015	1,601,523	51.127	81,303	1.09	0.50	2.98

Growth Equity:
December 31:
2019	1,397,702	23.567	32,643	0.30	0.50	23.73
2018	1,398,065	19.047	26,383	0.33	0.50	(4.27)
2017	1,384,619	19.896	27,358	0.49	0.50	32.14
2016	1,394,735	15.057	20,838	0.62	0.50	3.52
2015	1,368,709	14.545	19,687	0.36	0.50	2.70

Government: [5]
December 31:
2018	—	—	—	3.68	0.50	(1.66)
2017	231,207	28.211	6,452	1.93	0.50	1.03
2016	233,402	27.924	6,460	2.08	0.50	(0.02)
2015	229,657	27.929	6,339	2.26	0.50	(0.45)

18	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units [1]	Unit value ($)	($000s)	(%) [2]	(%) [3]	(%) [4]
Investment Grade:
December 31:
2019	379,862	40.640	15,314	3.71	0.50	12.06
2018	391,977	36.266	14,051	3.82	0.50	(2.51)
2017	393,214	37.201	14,513	3.83	0.50	4.20
2016	389,644	35.701	13,805	4.03	0.50	4.13
2015	383,526	34.285	13,025	4.17	0.50	(0.85)

Limited Duration Bond:
December 31:
2019	664,908	9.978	6,629	0.63	0.50	3.57
2018	681,725	9.634	6,556	1.15	0.50	(0.71)
2017	40,020	9.703	386	1.55	0.50	0.75
2016	37,182	9.631	355	0.74	0.50	0.14
2015	7,839	9.618	75	—	0.50	(1.01)

Opportunity:
December 31:
2019	513,165	20.221	10,283	1.18	0.50	29.46
2018	472,233	15.619	7,364	0.50	0.50	(15.80)
2017	400,998	18.551	7,425	0.58	0.50	18.41
2016	331,245	15.667	5,172	0.39	0.50	7.72
2015	238,626	14.545	3,455	0.17	0.50	(1.30)

Real Estate: [5]
December 31:
2018	—	—	—	1.93	0.50	1.24
2017	55,723	10.809	597	1.36	0.50	0.76
2016	45,647	10.728	485	0.40	0.50	6.04
2015	11,904	10.116	119	—	0.50	1.16

Total Return:
December 31:
2019	311,003	15.299	4,716	1.86	0.50	18.29
2018	297,086	12.933	3,825	1.56	0.50	(8.11)
2017	225,143	14.075	3,160	1.51	0.50	11.19
2016	199,371	12.658	2,512	1.33	0.50	6.09
2015	152,384	11.932	1,805	0.91	0.50	(2.10)

Balanced Income: [5]
December 31:
2018	—	—	—	4.25	0.50	(4.47)
2017	46,454	11.371	524	0.91	0.50	9.03
2016	29,745	10.429	308	—	0.50	6.18
2015	620	9.822	6	—	0.50	(1.78)

Covered Call Strategy: [5]
December 31:
2019	153,939	12.545	1,917	1.01	0.50	20.76
2018	136,221	10.388	1,404	0.99	0.50	(10.44)
2017	102,906	11.599	1,186	0.33	0.50	10.51
2016	52,209	10.495	544	—	0.50	4.95

Equity Income:
December 31:
2019	1,041,956	51.130	52,892	2.95	0.50	22.10
2018	1,077,774	41.876	44,711	1.84	0.50	(8.87)
2017	1,112,479	45.953	50,732	1.86	0.50	14.94
2016	1,130,550	39.979	44,863	1.95	0.50	12.71
2015	1,155,391	35.471	40,700	1.67	0.50	(1.52)

19	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

(b)	ISP10 Express:

	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units [1]	Unit value ($)	($000s)	(%) [2]	(%) [3]	(%) [4]
Government Cash
Management:
December 31:
2019	9,670	9.219	89	1.10	1.50	(0.17)
2018	8,170	9.235	75	1.44	1.50	(0.28)
2017	1,815	9.261	17	0.29	1.50	(1.24)
2016	1,056	9.378	10	—	1.50	(1.50)
2015	1,642	9.521	16	—	1.50	(1.50)

Fund for Income:
December 31:
2019	90,918	12.674	1,152	4.97	1.50	11.09
2018	78,777	11.409	899	4.82	1.50	(4.04)
2017	65,929	11.890	784	4.42	1.50	5.22
2016	47,137	11.300	533	4.64	1.50	9.45
2015	31,937	10.324	330	4.29	1.50	(3.32)

Growth & Income:
December 31:
2019	260,655	19.012	4,956	1.46	1.50	23.72
2018	221,540	15.368	3,405	1.29	1.50	(11.52)
2017	179,781	17.368	3,122	1.32	1.50	16.50
2016	130,985	14.907	1,953	1.16	1.50	8.23
2015	81,497	13.774	1,122	0.89	1.50	(4.58)

Special Situations:
December 31:
2019	183,167	17.387	3,185	0.63	1.50	18.55
2018	144,423	14.666	2,118	0.42	1.50	(17.85)
2017	106,929	17.853	1,909	0.78	1.50	16.49
2016	76,892	15.325	1,178	0.44	1.50	14.36
2015	47,846	13.401	641	0.49	1.50	(2.02)

International:
December 31:
2019	119,575	14.550	1,740	0.72	1.50	23.03
2018	102,716	11.826	1,215	0.74	1.50	(13.48)
2017	78,689	13.668	1,076	0.98	1.50	30.97
2016	61,736	10.436	644	1.01	1.50	(5.64)
2015	37,108	11.060	410	0.85	1.50	1.94

Growth Equity:
December 31:
2019	70,170	22.825	1,602	0.28	1.50	22.49
2018	57,151	18.635	1,065	0.30	1.50	(5.24)
2017	43,427	19.664	854	0.43	1.50	30.81
2016	31,332	15.033	471	0.50	1.50	2.48
2015	17,756	14.670	260	0.29	1.50	1.66

Government: [5]
December 31:
2018	—	—	—	3.70	1.50	(2.61)
2017	9,462	9.465	90	1.70	1.50	0.01
2016	6,922	9.464	66	1.81	1.50	(1.03)
2015	4,849	9.563	46	1.93	1.50	(1.46)

20	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units [1]	Unit value ($)	($000s)	(%) [2]	(%) [3]	(%) [4]
Investment Grade:
December 31:
2019	42,668	11.449	489	3.50	1.50	10.93
2018	37,474	10.321	387	3.53	1.50	(3.50)
2017	30,633	10.695	328	3.41	1.50	3.15
2016	21,770	10.368	226	3.47	1.50	3.08
2015	14,512	10.058	146	3.39	1.50	(1.85)

Limited Duration Bond:
December 31:
2019	17,004	9.437	160	0.58	1.50	2.53
2018	13,906	9.205	128	1.70	1.50	(1.72)
2017	1,715	9.365	16	1.23	1.50	(0.26)
2016	831	9.390	9	0.50	1.50	(0.87)
2015	246	9.473	2	—	1.50	(2.01)

Opportunity:
December 31:
2019	235,615	18.830	4,437	1.15	1.50	28.16
2018	194,479	14.693	2,857	0.48	1.50	(16.65)
2017	145,228	17.628	2,560	0.54	1.50	17.22
2016	97,115	15.039	1,461	0.34	1.50	6.63
2015	52,130	14.104	735	0.14	1.50	(2.30)

Real Estate: [5]
December 31:
2018	—	—	—	1.76	1.50	0.60
2017	6,929	10.521	73	0.92	1.50	(0.25)
2016	2,338	10.548	25	0.27	1.50	4.97
2015	359	10.048	4	—	1.50	0.48

Total Return:
December 31:
2019	91,265	14.246	1,300	1.76	1.50	17.10
2018	75,135	12.166	914	1.49	1.50	(9.04)
2017	56,704	13.375	758	1.34	1.50	10.07
2016	36,555	12.151	444	1.11	1.50	5.01
2015	20,439	11.571	237	0.74	1.50	(3.09)

Balanced Income: [5]
December 31:
2018	—	—	—	4.13	1.50	(5.38)
2017	855	11.124	10	0.55	1.50	7.93
2016	292	10.307	3	—	1.50	5.11
2015	23	9.806	—	—	1.50	(1.94)

Covered Call Strategy: [5]
December 31:
2019	15,569	12.088	188	0.84	1.50	19.55
2018	9,776	10.111	99	0.70	1.50	(11.34)
2017	3,479	11.405	40	0.20	1.50	9.40
2016	754	10.425	8	—	1.50	4.25

Equity Income:
December 31:
2019	55,464	18.454	1,024	2.74	1.50	20.87
2018	46,819	15.267	715	1.67	1.50	(9.79)
2017	36,886	16.924	624	1.62	1.50	13.79
2016	26,063	14.874	388	1.60	1.50	11.57
2015	16,520	13.331	220	1.31	1.50	(2.51)

21	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2019

1.	These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2.	These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

3.	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4.	These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

5.	The Real Estate and the Balanced Income sub-accounts were launched on May 1, 2015 and November 2, 2015, respectively. The total return for the Real Estate and the Balanced Income sub-accounts for 2015 were calculated for the period May 1, 2015 to December 31, 2015 and November 2, 2015 to December 31, 2015, respectively. The Covered Call Strategy sub-account was launched on May 2, 2016. The total return for the Covered Call Strategy sub-account was calculated for the period May 2, 2016 to December 31, 2016. The Real Estate sub-account was closed on August 17, 2018. The total return for the Real Estate sub-account was calculated for the period January 1, 2018 to August 17, 2018. The Government and Balanced Income sub-accounts were closed on December 14, 2018. The total return for the Government and Balanced Income sub-accounts were calculated for the period January 1, 2018 to December 14, 2018.

22

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Statutory Financial Statements

December 31, 2019, 2018 and 2017

(With Independent Auditors’ Report Thereon)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Independent Auditors’ Report

The Board of Directors
Foresters Life Insurance and Annuity Company:

We have audited the accompanying financial statements of Foresters Life Insurance and Annuity Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2019, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by Foresters Life Insurance and Annuity Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Foresters Life Insurance and Annuity Company as of December 31, 2019 and 2018 or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Foresters Life Insurance and Annuity Company as of December 31, 2019 and 2018 and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2019, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the financial statement schedules Supplemental Schedule Summary of Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and Supplementary Schedule Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X Rule 7-05 of the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

New York, New York
April 1, 2020

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

DECEMBER 31, 2019 AND 2018

	2019	2018
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2019 - $1,144,503,257;
2018 - $949,747,334)	$1,073,911,132	$964,479,113
Cash, cash equivalents and short- term investments	17,044,628	55,329,534
Receivable for securities	7,705	-
Policy loans	107,796,625	105,567,441

Total Cash and Invested Assets	1,198,760,090	1,125,376,088

Deferred and uncollected premiums	4,702,215	5,109,817
Accrued investment income	14,811,486	14,046,195
Admitted deferred tax assets	2,901,000	2,949,000
Current income tax recoverable	3,220,793	6,741,131
Other assets	225,966	229,423

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	1,224,621,550	1,154,451,654

Separate account assets	1,500,392,370	1,316,692,839

TOTAL ADMITTED ASSETS	$2,725,013,920	$2,471,144,493

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES
Life and accident and health reserves	$344,996,751	$330,363,553
Annuity reserves	802,682,075	774,870,081
Claims and other contract liabilities	16,219,526	16,206,705
Interest Maintenance Reserve	-	-
Asset Valuation Reserve	5,659,341	4,950,400
Accounts payable and accrued liabilities	2,766,316	3,126,258
Net transfers due from separate accounts	(33,723,870)	(28,758,382)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	1,138,600,139	1,100,758,615

Separate account liabilities	1,500,392,370	1,316,692,840

TOTAL LIABILITIES	2,638,992,509	2,417,451,455

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and
outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	23,496,180	6,496,180
Unassigned surplus	59,987,069	44,658,696

TOTAL CAPITAL AND SURPLUS	86,021,411	53,693,038

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$2,725,013,920	$2,471,144,493

See accompanying notes to statutory financial statements.

3

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2019, 2018, AND 2017

	2019	2018	2017
REVENUES
Premiums and annuity considerations	$119,265,760	$278,009,630	$209,266,846
Investment income	46,610,580	42,008,777	35,286,708
Amortization of interest maintenance reserve	(124,099)	(32,571)	719,667
Income from fees associated with investment management,
administration & contract guarantees from separate accounts	13,722,996	13,648,416	12,878,224
Other income	204,001	182,975	185,461

TOTAL REVENUES	179,679,238	333,817,227	258,336,906

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	183,493,749	125,256,100	103,533,633
Increase in life and annuity reserves	42,445,192	179,261,135	135,306,941
Net transfers (from) to separate accounts	(90,122,055)	(15,744,129)	(27,953,950)
Commissions and expense allowances	8,134,101	19,799,236	17,927,168
Operating expenses	17,228,783	15,788,106	15,924,785

TOTAL BENEFITS AND EXPENSES	161,179,770	324,360,448	244,738,577

Net gain from operations before dividends to policyholders
and federal income taxes	18,499,468	9,456,779	13,598,329
Dividends to policyholders	754,806	986,673	1,118,015

Net gain from operations before federal income taxes	17,744,662	8,470,106	12,480,314
Federal income tax	3,546,467	2,249,413	3,299,348

NET GAIN FROM OPERATIONS	14,198,195	6,220,693	9,180,966
Net realized capital gains, net of transfers to IMR and net of taxes	-	-	-

NET INCOME	$14,198,195	$6,220,693	$9,180,966

See accompanying notes to statutory financial statements.

4

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

YEARS ENDED DECEMBER 31, 2019, 2018, AND 2017

	2019	2018	2017
BALANCE AT BEGINNING OF YEAR	$53,693,038	$53,078,731	$52,358,283
Net income	14,198,195	6,220,693	9,180,966
Change in Asset Valuation Reserve	(708,942)	(15,176)	(636,409)
Change in non-admitted assets	722,583	(2,333,508)	872,384
Change in net deferred income taxes	1,116,537	1,742,298	(3,596,493)
Paid in capital	17,000,000	-	-
Dividends to stockholders	-	(5,000,000)	(5,100,000)

BALANCE AT END OF YEAR	$86,021,411	$53,693,038	$53,078,731

See accompanying notes to statutory financial statements.

5

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CASH FLOW

YEARS ENDED DECEMBER 31, 2019, 2018 and 2017

	2019	2018	2017
Cash flows from operating activities:
Premiums and other insurance amounts received	$120,351,777	$278,700,489	$208,978,188
Investment income received	50,295,764	45,633,641	39,836,865
Other receipts	13,926,997	13,831,391	13,063,685
Benefits and contract liabilities paid	(183,289,934)	(124,695,664)	(102,701,991)
Commissions and general expenses paid	(25,891,689)	(36,289,072)	(33,929,426)
Net transfers from separate accounts	85,156,567	16,643,959	21,058,109
Dividends paid to policyholders	(864,532)	(972,174)	(899,789)
Federal income taxes paid	(100,000)	(4,400,000)	(4,400,000)
Net cash provided by operating activities	59,584,950	188,452,570	141,005,641
Cash flows from investing activities:
Proceeds from maturities, repayments, and sale of investment securities	115,854,080	102,904,655	79,868,912
Purchase of investments securities	(229,787,251)	(275,997,815)	(203,552,299)
Purchase of furniture, equipment and other assets	-	(35,918)	-
Net increase in policy loans	(2,229,184)	(3,023,891)	(4,566,331)
Net cash used for investing activities	(116,162,355)	(176,152,969)	(128,249,718)
Cash flows from financing activities and miscellaneous sources:
Paid in capital	17,000,000	-	-
Net deposits on deposit-type contracts	561,711	208,364	1,015,594
Dividends paid	-	(5,000,000)	(5,100,000)
Other cash received (applied)	730,788	(1,068,693)	(603,936)
Net cash provided by (used) for financing activities	18,292,499	(5,860,329)	(4,688,342)

Net (decrease) increase in cash, cash equivalents and
short-term investments:	(38,284,906)	6,439,272	8,067,581
Cash, cash equivalents and short-term investments:
Beginning of year	55,329,534	48,890,262	40,822,681
End of year	$17,044,628	$55,329,534	$48,890,262

See accompanying notes to statutory financial statements.

6

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(1)	Nature of Operations

Foresters Life Insurance and Annuity Company (the “Company”) is a wholly-owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC” or “Parent”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance. In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940, which support the Company’s variable life and annuity business. The principal affiliates of the Company are: Foresters Financial Services, Inc. (“Broker-Dealer”), Foresters Investment Management Company, Inc. (“Mutual Fund Management Company”), Foresters Investor Services, Inc. (“Transfer Agent”), and Foresters Advisory Services, LLC. FFHC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”), Canada.

On April 6, 2019, FFHC entered into separate agreements to sell the distribution business of the Company’s affiliate, Foresters Financial Services and affiliated asset management business of Foresters Investment Management Company. The transaction related to the distribution business closed June 2019 and the transaction related to the asset management business closed in October 2019. In connection with the sale of the distribution business, the successor company entered into a selling and distribution agreement with the Company for its life products and a servicing agreement for its annuity products which are not currently being offered for sale.

During October 2019, Foresters entered into an agreement to sell 100% of its shares in FFHC in a transaction that is expected to close early in the 2nd quarter of 2020. To effectuate the transaction, FFHC is spinning off its ownership in all of its subsidiaries except the Company. The spin-off of the other subsidiaries will be completed before the sale is consummated.

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual.

7	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

This basis of presentation differs from U.S. generally accepted accounting principles (“GAAP”) in that:

(a)	Life insurance policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2.50% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The fixed deferred annuity is valued using CARVM at 3.50% – 5% and variable annuities are valued using VACARVM at 3.75% to 5.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b)	certain expenditures, principally for furniture and equipment, agents’ debit balances, and deferred tax assets, are not admissible and are therefore charged to surplus rather than recognized as assets;

(c)	commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)	under GAAP, current federal income taxes are recognized for the estimated taxes payable or refundable on tax returns for the current year. Deferred federal income taxes arise from the recognition of temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities. Both current and deferred income taxes are recognized in the statement of income. In accordance with NAIC SAP statutory net deferred tax assets are credited to surplus and are limited based on an admissibility test. Under GAAP, state taxes are included in the computation of deferred income taxes, while for NAIC SAP, state taxes are not taken into consideration;

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities;

(f)	On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available-for-sale for GAAP are recorded at amortized cost rather than estimated fair value;

(h)	The statutory statements of cash flows do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided. There is no statement of comprehensive income prepared for statutory reporting purposes; and

8	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(i) The reserve for unpaid losses and loss expenses is reported net of reinsurance recoverable on losses and loss expenses and unearned premiums are reported net of ceded unearned premiums (prepaid reinsurance premiums). Under GAAP, these accounts are presented gross of the effects of reinsurance ceded in the balance sheet.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Management has evaluated subsequent events from the balance sheet date through April 1, 2020, the date that the financial statements were available to be issued.

The U.S. stock markets have encountered significant volatility and the global economy experienced a downturn during the first quarter of 2020. The conditions directly and indirectly affect us and the companies in which the general fund and separate accounts invest, which has impacted their valuations. Management cannot quantify the full impact of these conditions as of the issuance of the financial statements. Presently, the general account investments are yielding higher returns than can be acquired in the market.

(3)	Other Significant Accounting Practices

(a) Cash, Cash Equivalents and Short-term Investments

Cash and cash equivalents include investments with original maturities of three months or less and money market mutual funds. The carrying amounts for cash and cash equivalents approximate their fair values. Short-term investments include investments with original maturities of one year or less and are carried at amortized cost.

Cash deposits are financial instruments that potentially subject the Company to concentration of credit risk. The Company’s accounts at each of its banking institutions are insured (in the aggregate) by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. At December 31, 2019, the Company had $16,544,628 in excess of the FDIC insured limit.

9	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(b)	Bonds

Bonds are, other than NAIC class 6, reported at amortized cost. Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method. NAIC class 6 bonds are carried at lower of cost or fair value, with the change reflected in surplus.

The fair values for bonds is based on quoted market prices, where available, or is estimated using values from independent pricing services.

(c)	Fair Value Measurements

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”). Financial assets and liabilities carried and disclosed at fair value are classified in one of the following three categories:

● Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

● Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active. These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

● Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

10	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(d)	Impairment of Invested Assets

Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities. Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.

Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. For structured securities, if the present value of the cash-flows expected to be collected is less than the amortized cost basis, an other-than-temporary impairment shall be considered to have occurred for the difference due to a non-interest related decline. For structured securities, the Company analyzes discounted cash flows on a quarterly basis to determine if additional other-than-temporary impairment write downs are necessary.

The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above. Investment managers maintain a watch list that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

11	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(e)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost. These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in non-admitted assets, a component of capital and surplus.

Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

Depreciation of equipment of $38,482, $96,722, and $106,922 was included in net income for 2019, 2018 and 2017, respectively. Depreciation of leasehold improvements of $2,247 was included in net income for 2019, 2018 and 2017.

(f)	Policy loans

Policy loans are stated at the unpaid balance due, which approximates fair value, since loans on policies have no defined maturity and reduce amounts payable at death or surrender. The excess of the unpaid balance of the policy loan that exceeds the cash surrender value is non-admitted.

(g)	Interest Maintenance Reserve

The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR at December 31, 2019 and December 31, 2018 are non-admitted assets of $1,208,474 and $1,610,468, respectively.

(h)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(i)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

12	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(j)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.

(k)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

(l)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.

Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 47% and 33% in 2019 and 2018, respectively, of the Company’s total premiums and annuity considerations received. The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.

(m)	Separate Accounts

Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.

13	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(n)	Income Taxes

The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly-owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in the period. A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized. The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.

Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits. The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date. If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements. Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.

14	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(4)	Investments

Investment income for the years indicated consists of the following:

	2019	2018	2017
Interest on fixed maturities	$40,413,210	$35,868,158	$30,309,245
Interest on short term investments	680,711	527,871	345,234
Interest on policy loans	6,342,032	6,299,686	6,099,103
Total investment income	47,435,953	42,695,715	36,753,582
Investment expense	825,373	686,938	1,466,874
Net investment income	$46,610,580	$42,008,777	$35,286,708

No accrued investment income was excluded as non-admitted.

15	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2019, and 2018 are as follows:

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2019:
U.S. Treasury securities and obligations of U.S. Gov’t corps and agencies	$22,665,450	$912,392	$10,381	$23,567,461
Debt securities issued by states of the U.S.	265,703,697	17,464,350	10,305	283,157,742
Corporate debt securities	785,541,985	52,972,340	736,271	837,778,054
	$1,073,911,132	$71,349,082	$756,957	$1,144,503,257

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2018:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$42,063,479	$409,955	$13,277	$42,460,157
Debt securities issued by
states of the U.S.	254,691,974	5,179,279	2,380,430	257,490,823
Corporate debt securities	667,723,660	2,827,460	20,754,766	649,796,354
	$964,479,113	$8,416,694	$23,148,473	$949,747,334

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2019		December 31, 2018
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss
Less than 12 months	$23,270,489	$140,605	$457,620,025	$17,528,431
12 months or more	7,882,340	616,352	110,937,333	5,620,042
	$31,152,829	$756,957	$568,557,358	$23,148,473

Management considers the decline in fair values of the above securities to be interest related. Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.

16	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2019, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Amortized	fair
	cost	value
Due in one year or less	$24,698,964	$24,883,148
Due after one year through five years	225,909,863	233,425,765
Due after five years through ten years	321,665,064	338,766,650
Due after ten years	481,633,787	526,667,729
Loan backed securities	20,003,454	20,759,965
	$1,073,911,132	$1,144,503,257

Proceeds from sales of investments in bonds were $28,738,713, $14,547,030, and $28,139,681 in 2019, 2018, and 2017, respectively. Proceeds from disposals of investments in bonds were $115,854,066, $102,331,335, and $78,894,024 in 2019, 2018 and 2017, respectively. Gross gains of $891,904 and gross losses of $540,139 were realized on those sales in 2019. Gross gains of $215,658 and gross losses of $957,357 were realized on those sales in 2018. Gross gains of $614,811 and gross losses of $1,002,697 were realized on those sales in 2017. Realized gains (losses) transferred to the IMR were $277,895 in 2019, ($585,942) in 2018, and ($256,005) in 2017.

As of December 31, 2019, bonds with a fair value of $3,368,282 were on deposit with regulatory authorities.

17	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(5)	Fair Value of Financial Instruments

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

						Total carrying
		Level 1	Level 2	Level 3	Total fair value	value
	December 31, 2019
	Bonds	$-	$1,144,503,257	$-	$1,144,503,257	$1,073,911,132
	Short-term investments	-	-	-	-	-
	Separate account assets	1,500,392,370	-	-	1,500,392,370	1,500,392,370
		$1,500,392,370	$1,144,503,257	$-	$2,644,895,627	$2,574,303,502
	December 31, 2018
	Bonds	$-	$949,747,334	$-	$949,747,334	$964,479,113
	Short-term investments	44,974,839	-	-	44,974,839	44,974,839
	Separate account assets	1,316,692,839	-	-	1,316,692,839	1,316,692,839
		$1,361,667,678	$949,747,334	$-	$2,311,415,012	$2,326,146,791

	Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2019 and 2018.

(6)	Retirement Plans

	The Company participates in a qualified, noncontributory profit sharing plan sponsored by FFHC, for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. FFHC allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2019, 2018 and 2017, the Company charged operations $9,266, $34,390, and $52,327, respectively, for its portion of the contribution.

	In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of FFHC whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. For the years ended December 31, 2019, 2018 and 2017, contributions to this plan were $14,475, $16,886, and $21,225, respectively.

	During February 2020, the sponsorship of these plans and the administration responsibility were assigned to IOF.

18	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(7)	Reinsurance

The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. Information with respect to reinsurance ceded by the Company is as follows:

	2019	2018	2017
Direct life insurance premiums	$60,196,588	$69,095,194	$69,894,727
Life insurance premiums ceded	7,993,281	7,540,845	6,800,567
Net life insurance premiums	$52,203,307	$61,554,349	$63,094,160

Life insurance reserves ceded	$17,777,574	$19,024,236	$19,383,574

Direct accident and health premiums	$927	$2,193	$1,834
Ceded accident and health premiums	-	-	-
Net accident and health premiums	$927	$2,193	$1,834

The Company’s maximum retention on any one life is $250,000. The Company had reinsured 52.0% and 54.0% of its net life insurance in force in December 31, 2019 and 2018, respectively. The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies. During 2019, 2018 and 2017, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted. None of the credit ratings of the Company’s reinsurers were downgraded during 2019, 2018 and 2017.

19	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(8)	Contingent Liabilities

The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

(9)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2019, 2018 and 2017, the Company incurred approximately $4,472,032, $4,217,131, and $3,450,868, respectively, for these services. The Company paid an affiliate $7,443,205, $20,845,800, and $17,886,446 during 2019, 2018 and 2017, respectively for commissions relating to the sale of its products. In addition, the Company incurred $4,323,728 in 2019 and $525,000 during 2018 and 2017, for management fees paid to Foresters.

(10)	Capital and Surplus

(a)	Participating business represented 1.1% of individual life insurance in force in both December 31, 2019 and 2018.

The portion of earnings of participating policies that can inure to the benefit of policyholders is limited to the largest of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.

(b)	The maximum dividend to stockholder which can be made without prior approval from the Superintendent, which combined with all dividends declared or distributed during the next preceding twelve months, is limited to the lesser of (a) 10% of the Company's surplus to policyholders as shown by its statement on file with the Superintendent or (b) net gains from operations, exclusive of realized capital gains. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $59,987,069 and $44,658,696 at December 31, 2019 and 2018, respectively, and was earned partly by the participating account and partly by the nonparticipating account. Distributions are limited to prescribed percentages of policyholders’ surplus as of the beginning of the current year and, in some instances, require pre- approval by the NYDFS.

20	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

The Company did not pay ordinary dividends during 2019. In 2018 and 2017, the Company paid ordinary dividends of $5,000,000 and $5,100,000, respectively.

(c)	The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2019 and 2018.

(11)	Life and Annuities Reserves

	(a)	The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro-rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York State Department of Financial Services was included in the statutory financial statements.

	(c)	As of December 31, 2019 the Company has $440,439,190 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

	(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

	(e)	The Tabular interest on funds not involving life contingencies has been determined by formula. Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

21	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

	(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

	(g)	There are no significant other increases (net).

(12)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2019 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	597,441,789	42.33%
At book value	600,726,329	42.56%
Not subject to discretionary withdrawal	213,164,187	15.10%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,411,332,305	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,411,332,305	100.00%

22	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2018 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	555,244,774	41.41%
At book value	589,903,208	44.00%
Not subject to discretionary withdrawal	195,586,875	14.59%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,340,734,857	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,340,734,857	100.00%

(13)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2019 were:

	Gross	Net	Loading
Type:
Ordinary new business	$10,079	$12,100	$(2,021)
Ordinary renewal	2,481,641	4,689,451	(2,207,810)
Total	$2,491,720	$4,701,551	$(2,209,831)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2018 were:

	Gross	Net	Loading
Type:
Ordinary new business	$16,326	$14,015	$2,311
Ordinary renewal	2,847,994	5,095,802	(2,247,808)
Total	$2,864,320	$5,109,817	$(2,245,497)

23	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(14)	Separate Accounts

General Nature and Characteristics

The Company has two separate accounts which fund limited pay variable life insurance policies, single premium variable life policies, and flexible premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries. Insurance contract liabilities for incidental death benefits are established in the general account. The account balance of contracts with guarantees totaled approximately $600,000,000 and $560,000,000 and was held in separate accounts at December 31, 2019 and 2018, respectively. The net amount at risk associated with these guarantees was approximately $213,000 and $6,000,000 at December 31, 2019 and 2018, respectively.

The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

The following table presents separate account premiums and considerations for the year ended December 31, 2019 and separate account reserves at December 31, 2019.

		Variable
	Variable life	Annuities	Total
Premiums and considerations	$31,537,315	$17,487,532	$49,024,847
Reserves at December 31, 2019:
With assets at market value	$869,446,821	$597,441,189	$1,466,888,010
Subject to discretionary
withdrawal at market value	$869,446,821	$597,441,189	$1,466,888,010

24	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:

	2019	2018
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$49,024,847	$79,449,253
Transfers from separate accounts as contained in
the annual statement of the separate accounts	152,869,898	108,841,798
	$(103,845,051)	(29,392,545)

(15)	Federal Income Taxes

On December 22, 2017, the President signed the “Tax Cuts and Jobs Act” (H.R. 1) into law. This represents the first major overhaul of the federal income tax in more than 30 years. Among other effects, the bill lowers the corporate tax rate from 35% to 21% beginning in 2018. The change in the corporate tax rate is presumed to be permanent; as such we adjusted the value of our deferred tax items. The adjustment in the value of deferred tax items resulted in a decrease in surplus of approximately $4.4 million from this rate change in 2017.

The “Tax Cuts and Jobs Act” also impacted the computation of life insurance tax reserves. The Act limits life reserves for tax purposes to the greater of net surrender value or 92.81% of NAIC’s required reserves. Previously, for life and annuity contracts, the tax reserve was the greater of the contract’s net surrender value (if any) or federally prescribed reserve. Management determined a $23.1 million difference in the amount of the new tax basis reserve, which has been recognized as an additional tax asset with an offsetting deferred tax liability. The estimated transition adjustment amount is amortized on a straight-line basis over each of the eight taxable years from 2018-2025. As of December 31, 2019, $5.8 million has been amortized. The transition adjustment increased by approximately $4.0 million in 2018 from the amount estimated at December 31, 2017, which was a provisional estimate as the Company did not have the information available in appropriate detail to analyze and calculate the amount required under the change in methodology. As of December 31, 2019, there are no provisional amounts related to the impact of the Tax Cuts and Jobs Act remaining in the Company’s financial statements.

The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly-owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent. Under the Internal Revenue Code, revised by the Tax Cuts and Jobs Act, life insurance entities are not permitted to carryback ordinary losses. As such, admittance of ordinary deferred tax assets for life entities will be limited to paragraph 11.b. and 11.c. Tax years of 2016 through 2018 are subject to federal, state or local examination by taxing authorities.

25	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

The net deferred tax asset/(liability) at December 31, 2019 and 2018, and the change from the prior year are comprised of the following components:

	2019	2018	Change
	Ordinary	Ordinary	Ordinary
Total gross deferred tax assets	$13,388,000	$12,797,000	$591,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	13,388,000	12,797,000	591,000
Deferred tax assets nonadmitted	(6,558,402)	(5,393,864)	(1,164,538)
Subtotal net admitted deferred tax assets	6,829,598	7,403,136	(573,538)
Deferred tax liabilities	(3,928,598)	(4,454,136)	525,538
Net admitted deferred tax assets	$2,901,000	$2,949,000	$(48,000)

The amount of deferred tax assets admitted at December 31, 2019 and 2018 and changes thereon are as follows:

	2019	2018	Change
	Ordinary	Ordinary	Ordinary
Federal income taxes paid in prior years
recoverable through loss carrybacks (11.a.)	$-	$-	$-
Admitted under paragraph (11.b.)	2,901,000	2,949,000	(48,000)
Adjusted gross DTAs offset by gross DTLs (11.c.)	3,928,598	4,454,136	(525,538)
Deferred tax assets admitted as the result of
application of SSAP No. 101	$6,829,598	$7,403,136	$(573,538)

The ratios used for the threshold limitation for 11.b. above are 963% and 575% at December 31, 2019 and 2018, respectively.

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets. In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

26	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:

	2019	2018	Change
Deferred tax assets:
Policyholder dividend provision	$190,000	$215,000	$(25,000)
Deferred acquisition costs	3,552,000	3,672,000	(120,000)
Reserves	9,569,000	8,817,000	752,000
Deferred compensation	62,000	47,000	15,000
Other	15,000	46,000	(31,000)
	13,388,000	12,797,000	591,000
Nonadmitted deferred tax assets	(6,558,402)	(5,393,864)	(1,164,538)
	6,829,598	7,403,136	(573,538)
Deferred tax liabilities:
Depreciation	6,000	11,000	(5,000)
Bond discount	284,598	199,136	85,462
Reserves (transition adjustment)	3,638,000	4,244,000	(606,000)
Net admitted deferred taxes	$2,901,000	$2,949,000	$(48,000)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following:

	2019	2018	Change
Total deferred tax assets	$13,388,000	$12,797,000	$591,000
Total deferred tax liabilities	(3,928,598)	(4,454,136)	525,538
Net deferred tax assets (liabilities)	9,459,402	8,342,864	1,116,538
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$9,459,402	$8,342,864	$1,116,538

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2019			2018
		Tax effect	Tax		Tax effect	Tax
	Amount	21%	Rate	Amount	21%	Rate
Income before taxes	$17,744,664	3,726,379	21%	$8,470,106	1,778,722	21%
Dividends received deduction	(5,405,146)	(1,135,081)	(6)%	(5,639,491)	(1,184,293)	(14)%
Deferred tax rate change:
Admitted assets	-	-	—%	-	-	—%
Non-admitted assets	-	-	—%	-	-	—%
Other	(768,428)	(161,369)	(1)%	(415,782)	(87,314)	(1)%
Total	$11,571,090	2,429,929	14%	$2,414,833	507,115	6%

27	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

	2017
		Tax effect	Tax
	Amount	35%	Rate
Income before taxes	$12,480,314	4,368,110	35%
Dividends received deduction	(4,706,328)	(1,647,215)	(13)%
Deferred tax rate change:
Admitted assets	$5,205,714	1,822,000	15%
Non-admitted assets	7,364,886	2,577,710	21%
Other	(642,182)	(224,764)	(2)%
Total	19,702,404	6,895,841	55%

	2019	2018	2017
Current federal income taxes	$3,546,467	$2,249,413	$3,299,348
Deferred taxes:
Change from prior year	(1,116,538)	(1,742,298)	(803,667)
Rate change	-	-	4,400,160
Total tax provision	$2,429,929	$507,115	$6,895,841

Effective rate	14%	6%	55%

There are no deposits at December 31, 2019 and 2018 admitted under Section 6603 of the Internal Revenue Code.

28	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(16)	Reconciliation to Filed Annual Statement

The Company records corrections of errors, net of tax, in its Annual Statement as an adjustment to capital and surplus in the period the errors are detected in accordance with Statements of Statutory Accounting Practices (SSAP) No. 3.

29	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

The accompanying 2018 and 2017 audited statutory-basis financial statements were previously restated as a result of a material error identified in 2019. Following is a reconciliation of amounts as of December 31, 2018 and for the years ended December 31, 2018 and 2017 reported in the 2019 and 2018 annual statements filed by the Company, to amounts included in the accompanying audited statutory-basis financial statements:

Description	Annual Statement	Adjustment	Financial Statement
2018
Admitted assets	2,468,154,758	2,989,735	2,471,144,493
Total Liabilities	2,400,334,695	17,116,760	2,417,451,455
Capital and Surplus	67,820,064	(14,127,026)	53,693,038
Total Liabilities and Capital and Surplus	2,468,154,758	2,989,735	2,471,144,493
Income before Taxes	10,052,226	(1,582,120)	8,470,106
Provision for Income Taxes	(2,436,427)	187,014	(2,249,413)
Net Income	7,615,799	(1,395,106)	6,220,693

Description	Annual Statement	Adjustment	Financial Statement
2017
Income before Taxes	17,338,024	(4,857,710)	12,480,314
Provision for Income Taxes	(4,663,184)	1,363,836	(3,299,348)
Net Income	12,674,840	(3,493,874)	9,180,966

30	(Continued)

SUPPLEMENTAL INFORMATION
31	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Supplementary Schedule

Summary of Investments – Other than Investments in Related Parties

December 31, 2019 and 2018

(in US Dollars)

	Amortized	Estimated	Amount shown in
	cost	fair value	Balance Sheet
December 31, 2019:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$22,665,450	$23,567,461	$22,665,450
Debt securities issued by
states of the U.S.	265,703,697	283,157,742	265,703,697
Corporate debt securities	785,541,985	837,778,054	785,541,985
	1,073,911,132	1,144,503,257	1,073,911,132

Policy loans	107,796,625	XXX	107,796,625
Cash, cash equivalents
and short-term investments	17,044,628	17,044,628	17,044,628
Receivable for securities	7,705	XXX	7,705
Total investments	$1,198,760,090		$1,198,760,090

	Amortized	Estimated	Amount shown in
	cost	fair value	Balance Sheet
December 31, 2018:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$42,063,479	$42,460,157	$42,063,479
Debt securities issued by
states of the U.S.	254,691,974	257,490,823	254,691,974
Corporate debt securities	667,723,660	649,796,354	667,723,660
	964,479,113	949,747,334	964,479,113

Policy loans	105,567,441	XXX	105,567,441
Cash, cash equivalents
and short-term investments	55,329,534	55,329,534	55,329,534
Receivable for securities	-	XXX	-
Total investments	$1,125,376,088		$1,125,376,088

See accompanying independent auditors' report.

32	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Supplementary Insurance Information

For the years ended December 31, 2019, 2018 and 2017

(in US Dollars)

SUPPLEMENTARY INSURANCE INFORMATION

	As of December 31,		For the years ended December 31,
			Premium
			revenue and
	Future policy	Other policy	annuity,		Benefits,
	benefits losses,	claims and	pension and		claims, losses
	claims and loss	benefits	other contract	Net investment	and settlement	Other operating
	expenses	payable	considerations	income	expenses	expenses
2019:
Life	$344,967,654	$11,757,455	$52,203,307	$11,874,338	$55,534,580	$13,787,237
Annuity	802,682,074	4,457,931	67,061,526	34,733,736	127,947,158	3,440,797
Accident and Health	29,098	4,140	927	2,506	12,011	749
Total	$1,147,678,826	$16,219,526	$119,265,760	$46,610,580	$183,493,749	$17,228,783

2018:
Life	$330,332,141	$12,132,147	$61,554,348	$13,500,066	$49,259,556	$12,182,356
Annuity	774,870,081	4,072,363	216,453,089	28,505,092	75,986,139	3,605,126
Accident and Health	31,412	2,195	2,193	3,619	10,405	624
Total	$1,105,233,634	$16,206,705	$278,009,630	$42,008,777	$125,256,100	$15,788,106

2017:
Life	$314,060,279	$12,204,834	$63,094,160	$12,455,343	$44,062,987	$11,434,394
Annuity	611,878,303	2,548,226	146,170,852	22,827,286	59,457,585	4,489,862
Accident and Health	33,917	5,655	1,834	4,079	13,061	529
Total	$925,972,499	$14,758,715	$209,266,846	$35,286,708	$103,533,633	$15,924,785

See accompanying independent auditors' report.

33	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Supplementary Schedule - Reinsurance

For the years ended December 31, 2019, 2018 and 2017

(in US Dollars)

The amount of life insurance in force (in $000’s) as of December 31 is:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount
2019	$11,285,108	$5,864,140	$5,420,968
2018	$11,890,647	$6,378,604	$5,512,043
2017	$12,083,402	$6,541,538	$5,541,864

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount
2019
Life insurance	$60,196,588	$7,993,281	$52,203,307
Annuity	67,061,526	-	67,061,526
Supplementary contracts	-	-	-
Accident and health	927	-	927
	$127,259,041	$7,993,281	$119,265,760

2018
Life insurance	$69,095,194	$7,540,845	$61,554,349
Annuity	216,453,088	-	216,453,088
Supplementary contracts	-	-	-
Accident and health	2,193	-	2,193
	$285,550,475	$7,540,845	$278,009,630

2017
Life insurance	$69,894,727	$6,800,567	$63,094,160
Annuity	146,170,852	-	146,170,852
Supplementary contracts	-	-	-
Accident and health	1,834	-	1,834
	$216,067,413	$6,800,567	$209,266,846

See accompanying independent auditors' report.

34

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)

PART C: OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account B. /1/
(b)	Not applicable.
(c)	(1) Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Level Premium Variable Life Insurance Separate Account B and First Investors Corporation. /3/
(2) Underwriting Agreement between Foresters Life Insurance and Annuity Company, First Investors Life Level Premium Variable Life Insurance Separate Account B and 1851 Securities, Inc. /6/
(3) Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC /6/
(d)	Specimen Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B. /1/
(e)	Form of application used with Policies. /1/
(f)	(1)	Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
		(i)	Certificate of Amendment. /1/
		(ii)	Certificate of Amendment. /1/
		(iii)	Certificate of Amendment. /1/
		(iv)	Certificate of Amendment. /1/
		(v)	Certificate of Amendment. /4/
	(2)	By-laws of First Investors Life Insurance Company. /1/
		(i)	Amendment of By-laws. /4/
(g)	Reinsurance agreement. /3/
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /2/
(l)	Actuarial Opinions. /2/
(m)	Sample Calculations for the illustration in the Registration Statement have been included within the Prospectus.
(n)	Consents of Independent Public Accountants. /6/
(o)	Not applicable.
(p)	Not applicable.
(q)	Memorandum Regarding Issuance, Transfer and Redemption Procedures pursuant to Rule 6e-2(b)(12)(ii) under the Investment Company Act of 1940. /5/
(r)	Powers of Attorney for Matthew Berman, James R. Boyle, Michael Lombardi, Martha E. Marcon, E. Blake Moore, Jr., Wendy Watson and René Zanin. /6/

____________________

/1/	Incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on May 19, 1997.
/2/	Incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration Statement filed on April 28, 1998.
/3/	Incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 28, 2011.
/4/	Incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on October 30, 2015.
/5/	Incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 26, 2018.
/6/	Filed herewith.

Item 27.	Directors and Officers of the Depositor

The following are the Directors and Officers of Foresters Life Insurance and Annuity Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal	Position and Office with
Business Address	Foresters Life Insurance and Annuity Company

Matthew Berman	Director and President

James R. Boyle	Chairman of the Board

Francis X. Gannon	Chief Financial Officer and Treasurer
Raritan Plaza 1
Edison, NJ 08837

Jason Helbraun	Assistant Vice President

Mehul N. Kapadia	Chief Information Officer and Vice President, IT
& Business Transformation

Michael Lombardi	Director

Martha E. Marcon	Director

J. Steven McDonald	International Finance Officer

E. Blake Moore, Jr.	Director

David Schimmel	Vice President
Raritan Plaza 1
Edison, NJ 08837

John Shey	Assistant Vice President

Greg Walter	Senior Vice President, Insurance Operations

Wendy Watson	Director

Shelley L. Wilson	Secretary

René Zanin	Director

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of Foresters Life Insurance and Annuity Company, the Depositor, and, as such, might be deemed to be controlled by Foresters Life Insurance and Annuity Company. Foresters Life Insurance and Annuity Company’s parent company is Foresters Financial Holding Company, Inc. (FFHC) (Delaware), a holding company.

FFHC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society. The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant. Therefore, the only financial statements filed are those of the Registrant and Foresters Life Insurance and Annuity Company.

*The organizational chart below is current as of March 30, 2020.

Corporate Organization Chart
(Future State – April 2020)

Foresters Financial

- **The Independent Order of Foresters** Fraternal Benefit Society (Canada) ⋯ **The Independent Order of Foresters (US Branch)**
  - **Forester Holdings (Europe) Limited** 100% (U.K.)
    - **Forester Insurance Services Limited*** 100%
    - **Foresters Limited*** 100%
    - **Forester Financial Services Limited*** 100%
    - **Forester Nominees Limited*** 100%
    - **Forester Life Limited** 100%
      - **Tunbridge Wells Equitable Friendly Society Trustee Company Limited***
      - **Forester Investments Limited*** 100%
        - **Forester Fund Management Ltd*** 100%
  - **Sylvan Agency (Canada) Inc.*** 100% (Canada)
  - **Foresters Securities (Canada) Inc.*** 100% (Canada)
  - **Foresters Life Insurance Company** 100% (Canada)
    - **GeniSystems.ca Services Inc.*** 100%
  - **Foresters Indemnity Company*** 100% (Canada)
  - **Foresters Equity Services, Inc.*** 100% (California)
  - **Foresters Financial Holding Company, Inc.** 100% (Delaware)
    - **Foresters Life Insurance and Annuity Company** 100% (New York)
  - **Foresters Investment Management Company, Inc.** 100% (New York)
    - **Foresters Financial Services, Inc.** 100% (New York)
    - **Foresters Investor Services, Inc.** 100% (New York)
    - **Foresters Advisory Services, LLC** 100% (Delaware)

*Company is Inactive

Item 29.	Indemnification

Article V of the By-Laws of Foresters Life Insurance and Annuity Company provides as follows:

Section 5.6 Indemnification of Directors, Officers and Employees. Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York. The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section. The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of Foresters Life Insurance and Annuity Company are insured against certain liabilities arising out of their conduct in such capacities. The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.	Principal Underwriter

(a)	Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:

First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Life Separate Account E

(b)	The following persons are the officers and directors of Foresters Financial Services, Inc.:

(The principal business address of each director and officer listed below is c/o Foresters Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal	Position and Office with
Business Address	Foresters Financial Services, Inc.

Francis X. Gannon	Chief Financial Officer and Treasurer

E. Blake Moore, Jr.	Chairman of the Board and President

Elizabeth Reilly	Senior Vice President, Advisory and Broker-
Dealer Operations, Chief Compliance Director

Scott Richardson	Corporate Secretary

Mary Solowey	Vice President

William J. Vogt	Vice President

Gina Walling	AML Compliance Officer

(c)	Not Applicable.

Item 31.	Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by Foresters Life Insurance and Annuity Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.	Management Services

Not applicable.

Item 33.	Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

Foresters Life Insurance and Annuity Company (“Foresters Life and Annuity”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Foresters Life and Annuity under the Policies. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 48 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Mr. Gannon), on this 28th day of April, 2020.

FIRST INVESTORS LIFE LEVEL PREMIUM
VARIABLE LIFE INSURANCE SEPARATE ACCOUNT
By (Registrant)

BY: FORESTERS LIFE INSURANCE AND ANNUITY
COMPANY
	/s/ Matthew Berman	(Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Matthew Berman
Matthew Berman
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

	SIGNATURE	TITLE	DATE

	/s/ Matthew Berman	President and Director	April 28, 2020
Matthew Berman

	/s/ Francis X. Gannon	Chief Financial Officer and	April 28, 2020
	Francis X. Gannon	Treasurer

	/s/ James R. Boyle	Director	April 28, 2020
James R. Boyle*

	/s/ Michael Lombardi	Director	April 28, 2020
Michael Lombardi*

	/s/ Martha E. Marcon	Director	April 28, 2020
Martha E. Marcon*

	/s/ E. Blake Moore, Jr.	Director	April 28, 2020
E. Blake Moore, Jr.*

	/s/ Wendy Watson	Director	April 28, 2020
Wendy Watson*

	/s/ René Zanin	Director	April 28, 2020
René Zanin*

* By:	/s/ Scott Richardson	April 28, 2020
Scott Richardson
(Attorney-in-Fact)

INDEX OF EXHIBITS

Exhibit
Number	Description

26(c)(2)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, First Investors Life Level Premium Variable Life Insurance Separate Account B and 1851 Securities, Inc.

26(c)(3)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC

26(n)	Consents of Independent Public Accountants

26(r)	Power of Attorney for Matthew Berman, James R. Boyle, Michael Lombardi, Martha E. Marcon, E. Blake Moore, Jr., Wendy Watson and René Zanin.